Sentinel Funds Prospectus

January 31, 2014

Class A, Class S and Class I

Fund	Class A	Class S	Class I
Sentinel Low Duration Bond Fund	SSIGX	SSSGX	SSBDX

This prospectus contains information you should know before investing, including information about risks.
Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Sentinel Group Funds, Inc. • One National Life Drive • Montpelier, VT 05604 • 800.233.4332
www.sentinelinvestments.com

Table of Contents

Fund Summary	1

Sentinel Low Duration Bond Fund	1

Additional Information About The Fund	7

Investment Objectives and Strategies	7
Investment Risks	10
Disclosure of Portfolio Securities	14

Share Classes	15
Purchasing, Selling and Exchanging Fund Shares	21
Pricing Fund Shares	29
Dividends, Capital Gains and Taxes	30
Index Descriptions	31
Management of the Fund	32
Householding and Electronic Delivery of Documents	33
Financial Highlights	34
To Get More Information	36

Fund Summary

Sentinel Low Duration Bond Fund

Investment Objective

The Fund seeks high current income and limited fluctuations in principal value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 15 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 25 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class S	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%		None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	None	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class S		Class I
Management Fee	0.45%	0.45%		0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.50	%^	None
Other Expenses	0.21%	0.09%		0.27	%(1)
Total Annual Fund Operating Expenses	0.91%	1.04	%#	0.72%

* You pay a deferred sales charge of 0.50% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

^ 12b-1 fees have been restated to reflect a reduction in the maximum fee from 0.75% to 0.50%  for Class S shares effective January 31, 2014.  Because of this restatement, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s most recent annual report.

(1) Other Expenses for the Class I share class are based on estimated amounts for the current fiscal year.

# Total Annual Fund Operating Expenses for the Class S share class have been restated to reflect current fees.  Because of this restatement, the Total Annual Fund Operating Expenses for this share class do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$192	$387	$599	$1,208
Class S	106	331	574	1,271
Class I(1)	74	230	401	894

(1) Examples for the Class I share class have been estimated for the current fiscal year.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.  The Fund changed its investment strategies effective January 31, 2014, and is expected to have an increased portfolio turnover rate for the fiscal year ending November 30, 2014.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in fixed income instruments and related derivatives.  The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of fixed income instruments of varying maturities, and related derivatives.  Related derivatives include exchange-traded futures on U.S. Treasury notes and bonds and equity indexes, and options on these futures, and other derivatives intended to hedge interest rate risk and credit risk, such as interest rate caps and floors, swaps and options on swaps.  Under normal market conditions, the Fund expects to invest at least 50% of its total assets in investment grade debt securities, such as:

•                  Corporate debt securities issued by U.S. companies;

•                  Corporate debt securities issued by non-U.S. (including emerging markets) companies that are denominated in U.S. dollars;

•                  Mortgage-backed and other asset-backed securities;

•                  Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

•                  Inflation-linked investments.

Under normal market conditions, the Fund expects to invest no more than 50% of its total assets in any one or combination of the following types of fixed income securities and other instruments:

•                  Below investment-grade debt securities (sometimes called “junk bonds”);

•                  Debt securities of non-U.S. (including emerging markets) issuers that are denominated in foreign currencies;

•                  Senior bank loans, including participations; and

•                  Convertible securities, including convertible bonds and preferred stocks.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio.

Under normal market conditions, the Fund expects to maintain its average duration range between zero and three years.  Duration is a mathematical concept that measures a portfolio’s sensitivity to interest rate changes. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates. The shorter a portfolio’s duration, the less sensitive it is to changes in interest rates.  For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

The Fund may use derivative instruments in order to hedge various risks and manage the average duration of the Fund’s portfolio.  Currently, it expects to invest principally in futures, options, swaps and options on swaps.  The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  The Fund is not required to use hedging and may choose not to do so.

The Fund utilizes an active trading approach and portfolio turnover may exceed 100%.

Sentinel may sell a security if it no longer meets the Fund’s investment criteria, or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Principal Investment Risks

You could lose money by investing in the Fund. The following is a summary description of the principal risks of investing in the Fund:

•                  Bank Loan Risk.  The market for bank loans may not be highly liquid and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value.  These investments expose the Fund to the credit risk of the underlying corporate borrower.

•                  Derivatives Risk. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund.

•                  Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

•                  General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. In the case of corporate bonds and commercial paper, values may fluctuate as perceptions of credit quality change. In addition, corporate bonds may be downgraded or default. During periods of declining interest rates or for other reasons, bonds may be “called”, or redeemed, by the bond issuer prior to the bond’s maturity date, resulting in the Fund receiving payment earlier than expected. This may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate.

•                  General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region. The Fund is not required to hedge against changes in foreign currency exchange rates.

•                  Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests. In addition, certain of these securities, including those issued or guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government.

•                  Inflation-Linked Investments Risk.   Unlike traditional fixed income securities, the principal and interest payments of inflation-linked securities issued by the U.S. Department of Treasury are adjusted periodically based on the inflation rate.  The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates.

•                  Lower-Quality Bonds Risk. Bonds with lower credit ratings, sometimes called “junk bonds”, are more speculative and likely to default than higher-quality bonds. Lower-rated bonds also tend to fluctuate more widely in value.

•                  Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in “pools” of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

•                  Municipal Securities Risk. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

•                  Portfolio Turnover Risk. An active trading approach increases the Fund’s costs and may reduce the Fund’s performance. It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Class A returns prior to June 1, 2006 have not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If they had, those returns would be higher. The Class A returns shown are based on the 1% maximum sales charge and are not adjusted to reflect a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008. If they were, the returns would be lower. The Class S share returns prior to March 4, 2005 (the inception date for the Class S shares) are based on the returns of the Class A shares adjusted to reflect that Class S shares do not charge a front-end sales charge and adjusted for Class S’s higher expenses.  Class I share performance is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Effective January 31, 2014, the Fund changed its investment strategies from investing primarily in U.S. government securities to investing in a variety of fixed income instruments.  The performance information provided below relates to the Fund’s investment strategies that were in effect prior to January 31, 2014.

Inception: 1995

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 2.11% (quarter ended September 30, 2006) and the lowest return for a quarter was -0.73% (quarter ended September 30, 2013).

Average Annual Total Return (%)

For the periods ended December 31, 2013	1 Year	5 Years	10 Years
Return Before Taxes: Class A	-2.05	1.46	2.52
Return After Taxes on Distributions: Class A	-2.73	0.61	1.29
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	-1.16	0.82	1.49
Return Before Taxes: Class S	-1.30	1.30	2.22
Return Before Taxes: Class I	-1.07	1.66	2.63
Barclays 1-3 Year US Government/Credit Index(1)	0.64	2.02	2.91
Barclays 1-3 Year US Govt Bond Index (Reflects no deduction for fees, expenses or taxes)	0.37	1.25	2.67
Barclays US Mortgage Backed Securities Index (Reflects no deduction for fees, expenses or taxes)	-1.41	3.69	4.61

*            Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

(1)    Effective January 31, 2014, the Fund is replacing its primary benchmark index (Barclays 1-3 Year US Govt Bond Index) and secondary benchmark index (Barclays US Mortgage Backed Securities Index) with one index (Barclays 1-3 Year US Government/Credit Index) because the Fund believes this one index, which includes more of the asset classes in which the Fund may invest, is a more appropriate measure of the Fund’s investment strategies.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers. David M. Brownlee, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 1995.  Jason Doiron, Senior Vice President, Head of Investments with Sentinel, has been a portfolio manager of the Fund since March 29, 2012.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Administrative Services, Inc. PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment
	Initial	Subsequent	Initial	Subsequent	Plan
Classes A and S	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About The Fund

Investment Objectives and Strategies

Sentinel Low Duration Bond Fund

Effective January 31, 2014, the Sentinel Short Maturity Government Fund changed its name to the Sentinel Low Duration Bond Fund.

Investment Objective

The Fund seeks high current income and limited fluctuations in principal value.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in fixed income instruments and related derivatives.  The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of fixed income instruments of varying maturities, and related derivatives.  Related derivatives include exchange-traded futures on U.S. Treasury notes and bonds and equity indexes, and options on these futures, and other derivatives intended to hedge interest rate risk and credit risk, such as interest rate caps and floors, swaps and options on swaps.  Under normal market conditions, the Fund expects to invest at least 50% of its total assets in investment grade debt securities.  Investment grade debt securities are securities that are rated within the four highest grades assigned by rating agencies such as Moody’s (Aaa to Baa) and Standard and Poor’s (AAA to BBB), or are unrated but considered by Sentinel to be of comparable credit quality.

The investment-grade debt securities in which the Fund may invest include, among others:

•                  Corporate debt securities issued by U.S. companies;

•                  Corporate debt securities issued by non-U.S. (including emerging markets) companies that are denominated in U.S. dollars;

•                  Mortgage-backed and other asset-backed securities;

•                  Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

•                  Inflation-linked investments.

Under normal market conditions, the Fund expects to invest no more than 50% of its total assets in any one or combination of the following types of fixed income securities and other instruments:

•                  Below investment-grade debt securities (sometimes called “junk bonds”);

•                  Debt securities of non-U.S. (including emerging markets) issuers that are denominated in foreign currencies;

•                  Senior bank loans, primarily participations, but may also include bridge loans, novations and assignments; and

•                  Convertible securities, including convertible bonds and preferred stocks.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio.  Under normal market conditions, the Fund expects to maintain its average duration range between zero and three years.  Duration is a mathematical concept that measures a portfolio’s sensitivity to changes in interest rates.  The longer a portfolio’s duration, the more sensitive the portfolio is to shifts in interest rates.  In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments and other factors. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments, call features and coupon adjustments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration.  Prices of securities with lower durations tend to be less sensitive to interest rate changes than securities with higher durations.  Similarly, a portfolio with a shorter average duration is expected to be less sensitive to interest rate changes than a portfolio with a higher duration..

The Fund’s policy of investing, under normal circumstances, at least 80% of its net assets in fixed income instruments and related derivatives is a non-fundamental policy that may not be changed without 60 days’ prior notice to the Fund’s shareholders.

Subject to the limitations above, the Fund may invest in below investment-grade debt securities, sometimes called “junk bonds”.  Below investment-grade debt securities are debt securities that are rated below Baa by Moody’s or below BBB by Standard and Poor’s, or are unrated but considered by Sentinel to be of comparable credit quality.

The investment grade and below investment-grade debt securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMO”s), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Inflation-linked, or inflation-indexed fixed income securities are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may invest in Treasury Inflation Protected Securities (‘‘TIPS’’), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the CPI, and other inflation-indexed securities issued by the U.S. Department of the Treasury. In addition to investing in TIPS, the Fund also may invest in sovereign inflation-indexed fixed income securities (sometimes referred to as ‘‘linkers’’) issued by non-U.S. sovereign entities. To the extent that the Fund invests in such non-U.S. inflation-indexed fixed income securities that are denominated in foreign currencies, the Fund will limit such investments in accordance with the limitations described above.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stock, at a set price or formula.

The Fund may invest in floating and/ or adjustable rate senior bank loans.  Senior bank loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The interest rates on these loans periodically are adjusted to a generally recognized base rate such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve.  Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivative instruments in order to hedge various risks and manage the average duration of the Fund’s portfolio.  Currently, it expects to invest principally in futures, options, swaps and options on swaps  The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  The Fund is not required to use hedging and may choose not to do so.  The Fund may engage in such transactions on an exchange or in the over-the-counter (‘‘OTC’’) market.

The Fund utilizes an active trading approach and portfolio turnover may exceed 100%.

The Fund may engage in dollar roll transactions. In a dollar roll, the Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, the Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), and interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

The Fund may also use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, only in aggregate amounts of not more than 25% of the Fund’s assets and only where the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act.

From time to time, the Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This strategy is an attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

Sentinel may sell a security if it no longer meets the Fund’s investment criteria, or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Investment Risks

We cannot guarantee that the Fund’s investment objective will be achieved. You can find additional information about the investment risks of the Fund in the Fund’s Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), by visiting sentinelinvestments.com, or by writing to Sentinel Administrative Services, Inc. at PO Box 55929, Boston, MA 02205-5929. The Fund is not guaranteed or insured by the U.S. government. The value of the Fund’s shares is expected to fluctuate.

Principal Fixed-Income Securities Risks

Bank Loan Risk.  The market for bank loans may not be highly liquid and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value.  These investments expose the Fund to the credit risk of the underlying corporate borrower.

Derivatives Risk.  The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, swap transactions and foreign currency transactions. The Fund may (but is not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk (“hedging”). The Fund may also use derivatives for other investment purposes, such as replicating permitted investments, so long as such investments do not have the effect of leveraging portfolio risks.

Use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio managers may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Use of these contracts can have the effect of reducing returns and minimizing opportunities for gain.

The prices of over-the-counter (“OTC”) derivative instruments can be volatile. Price movements of OTC derivative instruments are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs, policies of governments, and national and international political and economic events. In addition, governments from time to time intervene in certain markets. This intervention may influence prices and, together with other factors, cause markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.

The recent bankruptcies of significant international derivatives dealers demonstrate that substantial losses may arise if transactions are prematurely terminated or delayed due to default. Uncertainties in the OTC derivatives markets also may occur due to proposed regulations and new regulations requiring OTC derivatives clearing.

Certain positions held by the Fund may become illiquid, preventing the Fund from acquiring positions or making it impossible for the Fund to close out positions against which the market is moving. Most U.S. futures exchanges limit fluctuations in exchange-traded futures contract prices during a single day by regulations referred to as “daily price limits.” During a single trading day no trades may be executed in these contracts at prices beyond the daily price limit. Once the price of a futures contract has increased or decreased to the limit point, positions can be neither taken nor liquidated. Futures prices have occasionally moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses. The Commodity Futures Trading Commission (“CFTC”) or futures exchanges may also suspend or limit trading.

The CFTC and futures exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options on futures contracts traded on U.S. commodities exchanges. Position limits could prevent the Fund from acquiring on positions or force the Fund to liquidate positions causing the Fund to incur transaction costs.  On November 5, 2013, the CFTC proposed for public comment a new speculative position limits rule and aggregation rule for 28 energy, metals and agricultural commodity futures contracts and economically equivalent swaps, the adoption of which could further prevent the Fund from acquiring on positions or force the Fund to liquidate positions causing the Fund to incur transaction costs.

The Fund is also exposed to the risk of the bankruptcy or insolvency of its trading counterparties and other entities holding Fund assets, such as broker-dealers, futures commission merchants, futures exchanges, clearinghouses, banks or other financial institutions. Such a third-party bankruptcy or insolvency could result in a substantial portion of the Fund’s assets being lost or their return delayed pending the final disposition of legal proceedings.  On October 30, 2013, the CFTC adopted new rules that seek to afford greater assurances to commodity futures market participants, such as the Fund, that segregated customer funds that are held by futures commission merchants are protected (“2013 Customer Protection Rules”). The 2013 Customer Protection Rules require each FCM to adopt a robust risk management program that takes into account risks to segregated customer funds and to maintain a “residual interest” in its customer accounts that is at least equal to its’ customers’ aggregate under-margined accounts for the prior trade date, by 6:00pm Eastern Time on the next business day after the trade date. However, the “residual interest” requirement is subject to an extended phase-in period. The CFTC believes the “residual interest” requirement will shift the risk of loss, in the event that the default of a customer triggers its futures commission merchant’s insolvency, away from those customers who have maintained excess margin. There remains the risk that this new “residual interest” requirement may not fully protect customers of an insolvent futures commission merchant and during the extended phase-in period risks to segregated customer funds continue to exist. The 2013 Customer Protection Rules also require each futures commission merchant to disclose to its customers the additional risks that segregated customer funds are not protected by insurance or by the Securities Investors Protection Corporation and are not subject to a general guarantee by any derivatives clearing organization upon the default of the futures commission merchant.

General Fixed-Income Securities Risk.  The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of the Fund holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond’s sensitivity to changes in interest rates) generally are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. While considered investment-grade, bonds in the fourth highest rating category of Moody’s and Standard & Poor’s may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories.

Government Securities Risk.  Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as the Federal National Mortgage Association (FNMA, or Fannie Mae), the Federal Farm Credit Bank (FFCB), the Federal Home Loan Bank system (FHLB) and the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), to repay principal and to make interest payments on the securities in which the Fund invests. In addition, certain of these securities, including those guaranteed by FNMA, FFCB, FHLB and FHLMC, are not backed by the full faith and credit of the U.S. government. In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to or higher than other bonds of similar maturities.

Inflation-Linked Investments Risk.  The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) and other inflation-indexed securities issued by the U.S. Department of Treasury and non-U.S. sovereign entities.  Unlike traditional fixed-income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate.  The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates, and there is no guarantee that the Fund’s use of these instruments will be successful.

Lower-Quality Bonds Risk.  The lower-quality bonds in which the Fund may invest generally have higher nominal or effective interest rates than higher-quality bonds. Lower-quality bonds are sometimes called “junk bonds”. Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Fund may earn less income if it holds floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds. Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Fund may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel’s credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the

Fund may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Fund before their maturity. If a call is exercised during a period of declining interest rates, the Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund’s investment income would go down.

Mortgage-Backed Securities Risk.  Mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages held in trust and differ from traditional fixed-income securities and are subject to certain additional risks. Like traditional fixed-income securities, when interest rates fall the value of mortgage-backed securities typically increases, and when interest rates rise, the value of mortgage-backed securities typically decreases. However, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. In addition, the principal on mortgage- backed securities may normally be prepaid at any time, which will reduce the yield and market value. When interest rates decline, borrowers may pay off their mortgages sooner than expected and the Fund may have to invest the proceeds in securities with lower yields. This is known as prepayment risk. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Principal Foreign Securities Risks

General Foreign Securities Risk.  Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Fund may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Fund had to sell securities to meet unanticipated cash requirements, it might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. The Fund is not required to hedge against foreign currency exchange rates.

Foreign Banks and Securities Depositories Risk.  Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Fund can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions.

Other Principal Investment Risks

Convertible Securities Risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates rise and, conversely, to increase as interest rates decline. However, the convertible securities market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines (other than in distressed situations), the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company’s creditors but before the company’s common shareholders. Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its debt securities, but less risk than its common stock.

Municipal Securities Risk.  Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

Portfolio Turnover Risk.  The Fund has an active trading approach, which increases the Fund’s costs and may reduce the Fund’s performance. It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns.

Other Investment Risks

Dollar Rolls Risk.  The use of dollar rolls by the Fund tends to increase the Fund’s portfolio turnover rate.  Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the contracted repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to release the counterparty from its contractual obligation.

Not Guaranteed Risk.  The Fund is not guaranteed or insured by the U.S. government. The value of the Fund’s shares is expected to fluctuate.

Repurchase Agreements Risk.  If the repurchase agreement counterparty defaults on its repurchase obligation, the Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, the Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”. Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Structured Notes Risk.  Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes are also subject to additional risks such as market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

Temporary Defensive Position Risk.  If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality money-market instruments, bank deposits, or cash. If the Fund takes a temporary defensive position it may not achieve its investment objective(s).

Zero-Coupon and Similar Bonds Risk.  Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities. These securities may pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Fund may not get cash interest payments on these bonds, under existing tax law the Fund nevertheless must accrue and, in order to qualify as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended (“Code”) must distribute the income deemed to be earned on a current basis. This may cause the Fund to have to sell other investments to raise the cash needed to make its required income distributions.

Investments in Other Investment Companies Risk.  The Fund investing in other investment companies, including exchange-traded funds (“ETFs”), will indirectly bear the management and other fees of the other investment company in addition to its own expenses.

The Fund is appropriate for investors who are comfortable with the risks described herein. The Fund is appropriate for long-term investors who are able to lose all or part of their investment in the Fund.

Disclosure of Portfolio Securities

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information.  The Fund’s quarter-end top ten holdings are provided in the Fund’s Quarterly Report posted at www.sentinelinvestments.com under “Forms & Literature”, “Performance” with at least a 15-day lag.

Share Classes

The Fund offers different pricing options to investors in the form of different share classes. Through this Prospectus, you can learn about the Fund’s Class A, Class S and Class I Shares.

You can compare the differences among the classes of shares using the table below.

Class	Initial Sales Charge	Contingent Deferred Sales Charge (“CDSC”)	Distribution and/or Service (12b-1) Fees	Conversion Feature	Availability
A	Maximum initial sales charge: 1%	None (Certain redemptions of shares that were purchased without a sales charge may be charged a CDSC)(1)	0.25%	None	Generally available
S	None	None	0.50%	None	Offered only by the Low Duration Bond Fund
I	None	None	None	None	Strict eligibility requirements apply

(1) There is no sales charge for new purchases of $1,000,000 and over. A contingent deferred sales charge (“CDSC”) may apply to redemptions of Class A shares if shares are redeemed in the first twelve months after purchase where the initial sales charge was zero based on a purchase of $1,000,000 or more. The CDSC schedule with respect to these Funds is set forth below under “Class A Shares”.

This Prospectus frequently uses the term “CDSC”, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC if none of the waivers described in this Prospectus apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge. CDSC schedules may change from time to time. Your shares are subject to the CDSC schedule in effect when you purchased them.

When choosing a share class, your considerations should include:

•                  the amount of the investment;

•                  the intended length of the investment;

•                  the type of Fund you want;

•                  whether you are eligible for a waiver or reduction of an initial sales charge or CDSC; and

•                  whether you intend to utilize the exchange privilege (exchange privileges among Sentinel Funds differ by share class).

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class S shares have the advantage that you pay no sales charges. However, you pay higher ongoing distribution fees for the entire period of your investment.

Class I shares have the advantages of no sales charges and no distribution fees. They typically have an expense ratio that is lower than the Fund’s other classes of shares. In general, investors who can satisfy the Class I share class eligibility requirements should purchase Class I shares, if offered by the Fund. Class I shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans and online account access.

Sentinel has agreed to reimburse certain expenses paid by the Class I shares of the Fund to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Fund, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the Fund. This agreement will continue through March 31, 2014. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Purchase of Fund Shares

There is no size limit on purchases of Class A or Class S shares. Investment minimums apply to the purchase of Class I shares, with certain exceptions. Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, “intermediaries”) may charge additional fees in connection with transactions in Fund shares. Sentinel Financial Services Company, the Fund’s distributor, and/or an affiliate make payments from their own resources to intermediaries related to marketing the Fund and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend the Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Fund’s Statement of Additional Information

Class A Shares

Class A shares are generally subject to a front-end sales charge. You may qualify for a reduced front-end sales charge based on the size of your purchase. For all purchases of Class A shares, you pay the offering price, which includes the front-end sales charge, next computed after we receive your order. The tables below show the front-end sales charges that you may pay if you purchase Class A shares:

	Sales Charge as a Percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $999.999	1.00%	1.01%	0.75%
$1,000,000 and over	0.00%	0.00%	0	(1)

(1) Distributor may pay the following commission to securities dealers who initiate purchases of Class A shares of $1 million or more.  However, if shares are redeemed prior to 12 months after the date of purchase, they will be subject to a CDSC of .50% unless a CDSC waiver applies.

Invested Assets (based on ROA)	Compensation
for the portion up to and including $2 million	0.50%
for the portion of the order exceeding $2 million up to and including $4 million	0.35%
for the portion of the order exceeding $4 million	0.25%

Due to rounding, the initial sales charge expressed as a percentage of the offering price may be higher or lower than the charges described above. No initial sales charge applies to Class A shares that you purchase through reinvestment of Fund dividends or capital gains.

For complete redemptions of your account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed. For partial redemptions, any CDSC is imposed on the original cost of the shares redeemed, regardless of current market value. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial Services Company receives the entire amount of any CDSC paid. Also see “Waiver or Reduction of a CDSC” below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations, as described below. Please note that, to take advantage of any reduced or eliminated sales charge, you must inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company, the Fund or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved. Failure to inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company, the Fund or your financial intermediary that you may qualify for a reduced or eliminated sales charge may result in your not receiving the sales charge reduction for which you might otherwise be eligible.

Financial intermediaries may not be able to offer one or more of these reduced or eliminated sales charge privileges, in which case an investor would need to purchase shares direct from the Fund in order to receive the sales charge reduction or waiver. Please contact your financial intermediary for more information.

Right of Accumulation. Quantity discounts for the Class A shares of the Fund begins with investments of $1,000,000. You may qualify for quantity discounts based on the current value of all classes of shares of the Fund, taken together, that are owned by you, your spouse, your civil union partner, or your minor children, or a fiduciary for these persons. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the Institutional Service Class shares of the Daily Income Fund’s U.S. Government Portfolio (the “DIF U.S. Government Portfolio”), an unaffiliated money market fund distributed by Reich & Tang Distributors, Inc., through an account maintained by Sentinel Administrative Services, Inc. will also be considered when determining whether you may qualify for a quantity discount. Shares held under the tax identification number of anyone other than you, your spouse, your civil union partner or minor children, however, do not qualify for quantity discounts. Contact Sentinel Administrative Services, Inc. for help in combining accounts for purposes of obtaining quantity discounts on purchases. To receive a reduced sales charge, you should inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse, your civil union partner and/or your minor children each time you purchase shares. Your financial adviser or other financial intermediary may request documentation from you, including account statements and records of the original acquisition of the shares owned by you, your spouse, your civil union partner and/or your minor children, to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account (brokerage, retirement plan, etc.), the Fund, Sentinel Administrative Services, Inc. and/or your financial adviser or other financial intermediary may not be able to maintain this information. We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Letter of Intent. You may use a letter of intent (LOI) to obtain a reduced sales charge for Class A shares of the Fund if you plan to make an investment in the Sentinel Funds that include Class A shares and the total amount of such investments is anticipated to be $1,000,000 or more over a period of 13 months (30 months in the case of corporate qualified plans). Any shares purchased within 90 days prior to the date you establish the LOI are credited toward fulfillment of your purchase commitment under the LOI. However, sales charges will not be reduced for purchases made prior to the date the LOI is established; the reduced sales charge will only apply to new purchases made on or after the establishment date of the LOI. The 13 month period (30 months for corporate qualified plans) begins on the date the LOI is established. Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the DIF U.S. Government Portfolio through an account maintained by Sentinel Administrative Services, Inc. will also be considered when determining whether you may qualify for a quantity discount. You may count purchases to be made by you, your spouse, your civil union partner and your minor children. The LOI is not a binding commitment by you to complete the intended purchases. All your purchases made under the LOI during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the LOI. We will hold in escrow 2% of the shares you purchase under the LOI, and release these shares when you have completed the intended purchases. If, by the end of the period covered by the LOI you have not made the intended purchases, an additional sales charge may be due, in which case we will notify you. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge, after which time we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you. We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Advantage Program. Employers establishing either SIMPLE-IRAs or SEP-IRAs investing in the Fund for which Sentinel Administrative Services, Inc. is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current value of investments in the Fund.

Net Asset Value Purchases. You may purchase Class A shares of the Fund at net asset value if you are included in the following list of eligible purchasers and you provide notice of such eligibility prior to or at the time of purchase. Failure to inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company, the Fund or your financial intermediary that you may be eligible to purchase Class A shares of the Fund at net asset value may result in your not receiving the net asset value purchase privilege. The net asset value purchase privileges described below may not be available through accounts held with financial intermediaries and may be available only when you purchase direct from the Fund. Once an account is established under this net asset value purchase privilege, additional investments can be made at net asset value for the life of the account.

•                  current and former Directors of the Company;

•                  current and retired employees and Directors of Sentinel and its affiliates;

•                  National Life Insurance Company employee benefit plans;

•                  employees of NTT Data and DST Systems, Inc. and affiliates, who currently provide services to Sentinel, Sentinel Administrative Services, Inc. and/or Sentinel Financial Services Company;

•                  registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services Company;

•                  members of the immediate families (spouse, civil union partner, minor children or a fiduciary for these persons) of, or survivors of, all of the above mentioned individuals;

•                  tax exempt entities that meet the requirements for qualification under section 501 of the Code who have determined that the Fund is a legally permissible investment where the dealer of record on the account is Sentinel Financial Services Company;

•                  former shareholders of the Bramwell Growth Fund or the Bramwell Focus Fund, each a series of The Bramwell Funds, Inc., who in those funds’ 2006 reorganization received Class A shares of the Sentinel Capital Growth or Sentinel Growth Leaders Funds, as applicable; or

•                  former shareholders of the Citizens Funds, who in those funds’ 2008 reorganization received shares of a Sentinel Fund.

Other Waivers of Front-end Loads. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

•                  investment advisers who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisers who place trades for their own accounts;

•                  clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value;

•                  qualified retirement, profit-sharing or deferred compensation plans that are maintained on platforms sponsored by financial intermediaries, provided these financial intermediaries have entered into a Class A net asset value purchase agreement with Sentinel Administrative Services, Inc. or Sentinel Financial Services Company with respect to such plans (Sentinel Financial Services Company may pay financial intermediaries compensation up to 1% for sales of the Fund’s shares under this waiver, and a CDSC up to 1% subject to eligibility for waiver or reduction of a CDSC as outlined in this Prospectus, may apply to shares redeemed within 12 months of purchase; see “Share Classes- Class A Shares” above for the compensation/ CDSC schedule applicable to each Fund);

•                  transfers of assets, rollovers from retirement plans, or required minimum distributions (“Transferred Assets”) to an IRA sponsored by Sentinel Group Funds, Inc. and held directly with the Fund (“Sentinel Fund IRA”), but only to the extent the Transferred Assets were invested in a Sentinel Fund at the time of distribution (you must notify Sentinel Administrative Services, Inc., Sentinel Financial Services Company, the Sentinel Funds or your financial intermediary of your eligibility to purchase at net asset value at the time of purchase). Any portion of Transferred Assets that were not attributable to Sentinel Fund investments, as well as future contributions to the Sentinel Fund IRA, will be subject to the terms and conditions generally applicable to purchases of Class A shares (including the applicability of sales charges) as described in this Prospectus and the Fund’s Statement of Additional Information; and

•                  investors directly reinvesting qualified proceeds of redemptions of the DIF U.S. Government Portfolio shares held in accounts maintained by Sentinel Administrative Services, Inc. pursuant to the reinvestment privileges described in this Prospectus. Please see “Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the DIF U.S. Government Portfolio- Institutional Service Class Shares” below for additional information.

If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Fund’s website at www.sentinelinvestments.com.

Failure to inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company, the Fund or your financial intermediary that you may qualify for a reduced or eliminated sales charge may result in your not receiving the sales charge reduction or net asset value purchase privilege for which you might otherwise be eligible.

Right of Reinvestment. If you notify Sentinel Administrative Services, Inc., Sentinel Financial Services Company or your financial intermediary, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution in the same Fund or in another Sentinel Fund without a sales charge, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution. Low Duration Bond Fund shareholders who have held their shares for 90 days or less, however, may only use the Right of Reinvestment privilege to reinvest in the Low Duration Bond Fund.

For purposes of this “right of reinvestment” privilege, automatic transactions (including, e.g., automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge.

You may not reinvest proceeds in the Fund as described above if such proceeds are subject to a purchase block as described under “Purchasing, Selling and Exchanging Fund Shares — Additional Information about Buying, Selling and Exchanging Shares — Excessive Trading Policy” below.

Class A Distribution Plan

The Class A shares of the Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares and for services provided to shareholders. The Class A shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of 0.25% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Sentinel Financial Services Company may pay all or a portion of these Rule 12b-1 fees to intermediaries (up to the maximum annual rate for distribution and up to 0.25% for servicing) that have an agreement with Sentinel Financial Services Company to sell shares of the Fund. No fee is paid by Sentinel Financial Services Company to intermediaries with respect to any Fund shares purchased prior to March 1, 1993.

The Fund is not assessed a 12b-1 fee with respect to shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained by NLV Financial Corporation or its affiliates.

Class S Shares

There is no initial sales charge or CDSC on Class S shares.

For all purchases of Class S shares of the Fund, you pay the current net asset value. There is no initial sales charge. There is also no CDSC. Class S shares of the Fund are subject to higher distribution fees than the Class A shares of the Fund. Class S shares never convert to Class A shares. As a result, investments in Class S shares remain subject to higher distribution fees for the entire holding period of the investment.

Class S Distribution Plan

The Class S shares of the Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders. The Class S distribution plan provides for the Class S shares of the Fund to pay a fee to Sentinel Financial Services Company, the Fund’s distributor, at a maximum annual rate of up to 0.50% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Sentinel Financial Services Company may pay all or a portion of these Rule 12b-1 fees to intermediaries (up to the maximum annual rate for distribution and up to 0.25% for servicing) that have an agreement with Sentinel Financial Services Company to sell shares of the Fund. For shares purchased prior to July 10, 2005, the entire 0.50% fee is paid to other intermediaries.

The Fund is not assessed a 12b-1 fee with respect to shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained by NLV Financial Corporation or its affiliates.

Class I Shares

There is no initial sales charge or CDSC on Class I shares. Class I shares are available for purchase only by the following:

•                  institutional investors who purchase Fund shares directly from the Fund and who make an initial investment of at least $1 million in Class I shares of the Fund;

•                  institutional investors who invest through an intermediary that has a special agreement with the Sentinel Fund’s distributor to offer Class I shares and who make an initial investment of at least $1 million in Class I shares of the Fund;

•                  investment advisory and retirement plan platforms, if such plan’s overall fee structure is designed with the intent of investing in Class I or similar classes of shares, as evidenced by the platform’s investing in the Class I or a similar class of shares of at least one other mutual fund complex which offers classes similar to the Fund’s Class I and load-waived Class A shares, or by the platform’s investing solely in classes of shares of other mutual fund complexes that do not pay 12b-1 service fees;

•                  qualified tuition programs established under Section 529 of the Code;

•                  registered investment companies; and

•                  retirement and deferred compensation plans established for the benefit of the employees, agents or Directors of National Life Insurance Company and its affiliates.

Investment minimums apply to accounts held on the Fund’s records. Intermediaries that maintain omnibus accounts on the Fund’s records may establish different minimums for their clients holding through such omnibus accounts. In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Fund’s Chief Compliance Officer and reported to the Fund’s Board of Directors.

Class I shares have not adopted a distribution plan under Rule 12b-1.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

•                  Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

•                  Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died;

•                  Required minimum distributions from a retirement account; and

•                  Redemptions of shares that qualify for a waiver of the CDSC pursuant to the reinvestment privilege described in this Prospectus. Please see “Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the DIF U.S. Government Portfolio Institutional Service Class Shares” below for additional information

Sentinel Financial Services Company may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates.

Other Matters Relating to Distribution of Fund Shares

Sentinel Financial Services Company, Sentinel and/or an affiliate pay amounts or otherwise provide items of material value out of their own resources to certain intermediaries that support the sale of the Fund or provide services to Fund shareholders. This practice may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. Payments may be based on, among other things, the number or value of shares that the intermediary sells or may sell; the value of the intermediary’s client assets invested in the Fund; or the type and nature of services or support furnished by the intermediary. In connection with these payments, the intermediary may elevate the prominence or profile of the Fund within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Sentinel Financial Services Company preferential or enhanced opportunities to promote the Fund. Additional information about these arrangements is available in the Fund’s Statement of Additional Information.

Purchasing, Selling and Exchanging Fund Shares

Purchasing Shares

You may purchase shares at net asset value (or Public Offering Price, if applicable), less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the NYSE, usually 4:00 p.m. Eastern Time, on each day it is open for business.

By Check

To purchase shares by check, make your check payable to the “Sentinel Low Duration Bond Fund” or “Sentinel Funds” and mail it to:

Sentinel Administrative Services, Inc. PO Box 55929 Boston MA 02205-5929	Sentinel Administrative Services, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

To make your initial purchase by check, please also fill out an application and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Fund does not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries or U.S. government agencies or institutions that meet verification requirements of the Fund’s transfer agent. The Fund reserves the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date that your check is received by Boston Financial Data Services at one of the addresses listed above, if the check is received prior to the close of business on the NYSE (usually 4:00 p.m. Eastern Time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation). We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire

You may purchase shares by wiring federal funds directly to the Fund on any day when both the NYSE and Federal Reserve banks are open for business. To make your initial purchase by wire, call us toll-free (1-800-282-3863) and obtain an account number. You must first complete an application and return it to Sentinel Administrative Services, Inc. Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Administrative Services, Inc. on any business day are available to the Fund on the next business day.

Online

If you already have an account and have elected to do so, you may purchase shares of the Fund over the Internet by accessing the Fund’s website at www.sentinelinvestments.com. Purchases completed via Automated Clearing House (ACH) will receive the trade date the funds are received from your bank.

By Automatic Investment Plan

This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice. Investments will be made on or about the 5th day of the month unless otherwise specified.

By Telephone

This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning Sentinel Administrative Services, Inc., or accessing our automated telephone system known as “OnCall 24.” Purchases completed via ACH will receive the trade date the funds are received from your bank.

By Government Direct Deposit

You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans’, military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Administrative Services, Inc.

By Payroll Savings Plan

You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services, Inc.

Investment Minimums

	Retirement Accounts		All Other Accounts		Automatic
Fund/Class	Initial	Subsequent	Initial	Subsequent	Investment Plan(1)
Low Duration Bond (Classes A and S)	$1,000	$50	$1,000	$50	$50

Class I shares are available only to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions. For additional information about Class I share eligibility, please see “Share Classes — Class I Shares” above.

(1) These also apply to investments through the Payroll Savings Plan.

Selling Shares

You may redeem shares at net asset value, less any applicable CDSC and/or other applicable charge, as of the close of business on the day your instructions are received prior to the close of the NYSE on a day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Mail

If your shares are held directly with the Fund, you may sell your shares by providing Sentinel Administrative Services, Inc. with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, we may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution that meets Sentinel Administrative Services, Inc.’s requirements.

By Telephone

You may redeem up to $250,000 from your account each business day, by providing instructions to do so over the telephone to Sentinel Administrative Services, Inc. (1-800-282-FUND (3863)). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Fund’s automated voice response system. This is also limited to a maximum of $250,000 each business day.

Neither the Fund, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Fund, the Fund has followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Fund will use reasonable procedures to confirm that telephone instructions are genuine. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information. You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

By Facsimile

Sentinel Administrative Services, Inc. will generally accept transaction instructions in good form via facsimile from intermediaries that have entered into agreements with and have made prior arrangements with Sentinel Administrative Services, Inc. Sentinel Administrative Services, Inc. may require an intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

Online

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Fund’s website at www.sentinelinvestments.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. Neither the Fund, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Fund, the Fund has followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Fund will use reasonable procedures to confirm that online instructions are genuine. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Check Writing

If you own Class A shares of the Fund you may sell shares by writing a check against your non-retirement account. This check writing privilege is free. There is a per check minimum of $500. The Fund reserves the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase Redemptions by checkwriting are taxable transactions. Sentinel Administrative Services, Inc. provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $30.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft. Transferred funds are treated like a sale or exchange of shares of the Fund from which they are transferred, including for redemption fee purposes. New checkbooks cannot be ordered within 30 days of an address change without a signature guarantee.

By Systematic Withdrawal

You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan. Systematic withdrawals established after March 31, 2009 and payable by check are limited to the 5th, 10th, 15th, 20th (default date if none specified) or 25th day of each month. If such date is not a business day, the withdrawal will occur on the immediately preceding business day. Payments made by direct deposit are available any day.

Exchanging Shares

You may exchange shares of the Fund for shares of the same class of another Sentinel Fund, if available, without charge by phoning Sentinel Administrative Services, Inc. or by providing appropriate instructions in writing to Sentinel Administrative Services, Inc. You may also set up your account to exchange automatically a specified number or dollar-value of shares in the Fund into shares of the same class in another Sentinel Fund at regular intervals. Purchases of less than $1 million of Class A shares of the Fund must remain in the account for 90 days before they are eligible for an exchange. New purchases of any class of shares must remain in an account for 15 days before they can be exchanged to another Sentinel Fund. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Although there are no exchange privileges between the Fund and the DIF U.S. Government Portfolio, an unaffiliated money market fund distributed by Reich & Tang Distributors, Inc., there are certain reinvestment privileges that permit the direct reinvestment of certain qualified proceeds of redemptions of the DIF U.S. Government Portfolio shares into shares of the  Fund to qualify for waivers of sales charges. Please see “Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the DIF U.S. Government Portfolio- Institutional Service Class Shares” below for additional information.

Class A Shares

Class A shares of the Fund may be exchanged for Class A shares of another Sentinel Fund, if offered, at net asset value. However, Class A shares of the Fund received as a result of an exchange from Class C shares of another Sentinel Fund may not be exchanged, except as described directly below. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares. The normal minimum account sizes apply to new accounts opened by exchange. In addition, Class A shares of the Fund may be exchanged at net asset value for Class I shares of the same or another Sentinel Fund, if offered, if, at the time of the exchange, such shareholder otherwise satisfies the criteria for purchasing Class I shares. No gain or loss will be recognized for federal income tax purposes by Class A shareholders exchanging into Class I shares of the same Fund on the terms set forth in this Prospectus.

Class C Shares

Class C shares of a Sentinel Fund may be exchanged for Class A shares of the Low Duration Bond Fund. The time during which the assets are in Class A shares of the Fund will count toward the time that results in a reduced CDSC. Class A shares of the Fund held as a result of an exchange from Class C funds may only be exchanged back to available Class C shares of a Sentinel Fund.

Class C shares not subject to a CDSC may be exchanged at net asset value for Class I shares of the same or another Sentinel Fund, if offered at the time of the exchange and such shareholder otherwise satisfies the criteria for purchasing Class I shares. No gain or loss will be recognized for federal income tax purposes by Class C shareholders exchanging into Class I shares of the same Fund on the terms set forth in this Prospectus.

Class S Shares

Class S shares of the Fund may be exchanged at net asset value for the Class A shares of each of the other Sentinel Funds, if offered through exchange, except that Class S shares may not be exchanged into Class A shares of the Fund. Purchases of the Class S shares of the Low Duration Bond Fund must remain in the account for 90 days before they are eligible for an exchange. Class A shares of another Sentinel Fund obtained through an exchange of Class S shares of the Fund may be exchanged for Class A shares of other Sentinel Funds, if offered, including the Low Duration Bond Fund. Exchanges from other Funds into the Class S shares of the Low Duration Bond Fund are not permitted.  In addition, Class S shares of the Fund may be exchanged at net asset value for Class I shares of the same or another Sentinel Fund, if offered, if, at the time of the exchange, such shareholder otherwise satisfies the criteria for purchasing Class I shares. No gain or loss will be recognized for federal income tax purposes by Class A shareholders exchanging into Class I shares of the same Fund on the terms set forth in this Prospectus.

Class I Shares

Class I shares of the Fund may be exchanged for Class I shares of another Sentinel Fund, if offered through exchange, at net asset value.

Transfers of Ownership of Shares

When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services, Inc. representative will assist you.

Additional Information About Buying, Selling and Exchanging Shares

Reinvestment Privileges with Respect to Certain Shareholders of the DIF U.S. Government Portfolio — Institutional Service Class Shares

Persons who wish to invest in the DIF U.S. Government Portfolio, a money market fund distributed by Reich & Tang Distributors, Inc. which is offered to investors through a separate prospectus, may choose to have their accounts in that fund maintained by Sentinel Administrative Services, Inc. Sentinel offers certain sales charge waivers to investors who directly reinvest certain proceeds of redemptions of the DIF U.S. Government Portfolio held in accounts maintained by Sentinel Administrative Services, Inc. in shares of Sentinel Funds (a “reinvestment”), as described below:

•                  Investors in the DIF U.S. Government Portfolio who obtained shares through the reorganization of the Sentinel Government Money Market Fund, which occurred at the close of business November 13, 2009 (the “Reorganization”) and who held Class A shares of the Sentinel Government Money Market Fund immediately prior to the Reorganization which had been subject to an initial sales charge or who held Class B shares of the Sentinel Government Money Market Fund immediately prior to the Reorganization may direct that the proceeds of a redemption of such shares of the DIF U.S. Government Portfolio be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•                  Investors in the DIF U.S. Government Portfolio who maintain their accounts through Sentinel Administrative Services, Inc. and who obtained such shares by using proceeds of a redemption of Class A shares of a Sentinel Fund that were subject to a front-end sales charge may direct that the proceeds of a redemption of such shares of the DIF U.S. Government Portfolio be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•                  Investors in Sentinel Funds may redeem Class A shares of such funds that are subject to a CDSC and direct that such proceeds be used to directly purchase shares of the DIF U.S. Government Portfolio upon payment of any applicable CDSC. Upon the redemption of the shares of the DIF U.S. Government Portfolio received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•                  Investors in Sentinel Funds may redeem Class C shares of such funds and direct that such proceeds be used to directly purchase shares of the DIF U.S. Government Portfolio upon payment of any applicable CDSC. Upon the redemption of the shares of the DIF U.S. Government Portfolio received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class C shares of a Sentinel Fund, and such Class C shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

There is no administrative charge for the reinvestment privilege. The purchase of any shares of a Sentinel Fund pursuant to a reinvestment will be subject to all applicable fees and expenses of the applicable Sentinel Fund. Policies prohibiting short term or excessive trading apply. The minimum amount for a reinvestment is $1,000. However, shareholders who are establishing a new account through the reinvestment privilege must ensure that a sufficient number of shares are invested to meet the minimum initial investment required for the fund into which the investment is being made.

The reinvestment privilege is available to shareholders resident in any state in which shares of the Fund being acquired may legally be sold.

Initial investors in the DIF U.S. Government Portfolio who maintain their accounts through Sentinel Administrative Services, Inc. and who redeem shares of the DIF U.S. Government Portfolio and use the proceeds to purchase shares of a Sentinel Fund will be treated as initial purchasers of the Sentinel Fund’s shares. The purchase of the Sentinel Fund’s shares will be subject to all applicable sales charges.

Additional Information

Primary Service Providers to the Fund

Sentinel Asset Management, Inc. is the Fund’s investment adviser. Information about the investment adviser is located below, under “Management of the Fund”. Shares of the Fund are distributed by Sentinel Financial Services Company. Information about Sentinel Financial Services Company can be found in the Fund’s Statement of Additional Information under “Principal Underwriter”. Sentinel Administrative Services, Inc. is the Fund’s transfer agent. Information about the Fund’s transfer agent can be found in the Fund’s Statement of Additional Information under “Fund Services Arrangements”. The transfer agent has engaged Boston Financial Data Services as the Fund’s sub-transfer agent to provide various services. The Fund pays fees to the transfer agent and also reimburses the transfer agent for out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, that are paid by the transfer agent on the Fund’s behalf.

Customer Identification Requirement

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. The Fund reserves the right to reject purchase orders from persons who have not submitted information that is sufficient to allow the Fund to verify the identity of the purchaser. The Fund also reserves the right to redeem amounts in the Fund from any person whose identity the Fund is unable to verify on a timely basis.

Foreign Addresses

Because the Fund is not registered for sales outside of the U.S., it generally will not accept new accounts or investments into an account with a mailing address that is not within the U.S. or a U.S. military address.

Redemptions in Kind

The Fund may, at its discretion, redeem its shares in kind (i.e., in securities rather than in cash).

Redemption Proceeds

If a redemption is paid by check, Sentinel Administrative Services, Inc. will normally mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks. We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Fund reserves the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code. In its discretion, the Fund may reinvest redemption checks that remain uncashed for more than one year.

Share Certificates

The Fund is not required to and does not expect to issue share certificates.

Telephone or Online Delays

At times, telephone or online transactions may be difficult to implement. Information processing and communications systems, both those of Sentinel Administrative Services, Inc. and third-party vendors on whom we depend, are subject to occasional congestion, technological problems, or in extreme cases, outages. The failure of these systems for a significant period of time may limit our ability to process a telephone or online transaction. Shareholders who wish to make use of the telephone and/or our website to transact business in the Fund should not assume that these systems will always be available. If you experience difficulty in contacting us by telephone or online, please write to Sentinel Administrative Services, Inc. at P.O. Box 55929, Boston, MA 02205-5929.

Transacting Through an Intermediary

If you transact through an intermediary, you must follow the intermediary’s procedures for transacting in the Fund. The intermediary may have different procedures, account options and/or transactional fees from those described here.

Undesignated Investments

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Low Duration Bond Fund without sales charge. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Low Duration Bond Fund at the next net asset value calculated after we accept such direction. Exchange transactions will be subject to any applicable sales charge.

Certain Account Fees and Minimum Account Size

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate any account that has a value less than the required minimum and that has been open for at least 12 months.  We also reserve the right to charge an annual maintenance fee of $25 to any such account. The annual maintenance fee is deducted automatically from each such shareholder account on a quarterly pro-rated basis.

Shares held through an omnibus account or wrap-fee program for which the Fund has waived investment minimums are subject to the minimum account size requirements established by the financial intermediary.

Miscellaneous Fees

Service Fees
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00
Each copy of a paid check	$10.00
Over-draft protection	$30.00

Custodial Account Fees. Custodial accounts for which Sentinel Administrative Services, Inc. is the agent for the custodian also pay the following fees:

Annual custodial fee per social security number	$15.00
Closeout fee per account	$15.00
Transfer of assets per transaction	$25.00

A portion of these fees is paid to the custodian and a portion is paid to Sentinel Administrative Services, Inc., which provides certain services to these accounts as agent for the custodian.

Excessive Trading Policy

Excessive trading (which may be as a result of market timing) by shareholders of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause the Fund to retain more cash than the Fund’s portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Fund will not accommodate excessive trading, and has adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of the Fund. Under this policy, the Fund will reject any purchase order or exchange request if the Fund has determined that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. Certain types of regular transactions that will not be deemed by the Fund to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Fund (e.g., periodic rebalancing to maintain an investment adviser’s asset allocations model) and pre-authorized withdrawals.

The policy applies to all shareholders. However, the Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. In addition, the Fund may not analyze every transaction that could potentially be excessive or disruptive to the Fund. The Fund therefore makes no representation that all such purchase orders or exchange requests can or will be rejected. In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Fund may work with such intermediaries to implement alternate procedures that the Fund determines are reasonably designed to achieve the objective of the Fund’s excessive trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary’s procedures, which may differ from the procedures applied by the Fund to accounts held directly on the Fund’s books, but which are reasonably designed to achieve the same objective.

The Fund will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions within a rolling 12 month period) or (ii) that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. When a redemption request is received in such circumstances, the Fund will impose an excessive trading fee of 2% of the amount redeemed.

Excessive Trading fees may not apply to certain redemption transactions if you or your financial intermediary make the Fund’s transfer agent aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees and custodian fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients. The Fund’s Chief Compliance Officer may approve waivers of the redemption fees in other circumstances similar to those described and may approve waivers of redemption fees under certain circumstances as is necessary in order for Sentinel to participate in Defined Contribution Investment Only business and where he or she finds that the firms, or other intermediaries, have effective policies and monitoring in place to prevent excessive trading and market timing. Excessive trading fees do not apply to redemptions by check. Certain intermediaries may also apply different redemption fees or frequent trading policies than those stated above to accounts they administer if the Fund’s Chief Compliance Officer finds that such redemption fees or frequent trading policies would provide similar protection to the Fund against excessive trading.

Additionally, excessive trading fees and redemption fees do not apply to:

•                  any single redemption of $5,000 or less, fees of $100 or less, or other amount considered by the Fund’s Chief Compliance Officer to be de minimis in light of the size of the account;

•                  accounts of asset allocation programs, lifestyle investment options or investment adviser wrap programs whose trading practices are determined by the Fund not to be detrimental to the Fund or its shareholders, that do not allow frequent trading or market timing and that have policies in place to monitor and address such trading;

•                  periodic portfolio re-balancing of retirement plans on a pre-arranged schedule with recordkeepers that do not allow frequent trading or market timing and who have policies in place to monitor and address such trading;

•                  retirement plan sponsor-initiated transfers, such as plan mergers, terminations, changes to fund offerings and service provider changes;

•                  rollovers of current investments in the Fund through qualified employee benefit plans; and

•                  transactions during the initial 90 days of any participant’s default investment in the Fund if selected by a retirement plan to be used as a qualified default investment alternative or with a qualified default investment alternative.

Pricing Fund Shares

Net asset value for each class of shares of the Fund is calculated once, at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, each day that the NYSE is open. The net asset value per share is computed by dividing the total value of the assets of each class of the Fund, less its liabilities, by the total number of outstanding shares of each class.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Fund’s Board of Directors. The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel and subject to its review and supervision.

The Fund may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Fund’s custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc., the Fund’s administrator and a subsidiary of Sentinel, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by Sentinel, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and Sentinel Administrative Services, Inc. perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by Sentinel for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services, Inc. believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class S shares, reflecting the higher daily expense accruals of Class S shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the approximate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes

The Fund distributes it net investment income monthly.

Distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30th fiscal year-end.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of the Fund, or shares of the same class of another Sentinel Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. If you elect to receive dividends and capital gains distributions in cash, you will only receive a check if the distribution amount exceeds $10.00. If the distribution is $10.00 or less, the amount will automatically be reinvested. If you would like to receive cash distributions, regardless of the amount, you can establish an electronic funds transfer to your bank. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if a distribution check remains uncashed and outstanding for six months or the post office is unable to deliver the check to you. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. To change the current option for payment of dividends and capital gains distributions or to establish electronic funds transfer please call 1-800-282-FUND (3863). If your mailing address is not within the U.S. or a U.S. military address, you must receive your distributions by check.

You will pay tax on dividends and capital gains distributions from the Fund whether you receive them in cash, additional shares or shares of another Sentinel Fund. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. In addition, the Fund is generally required by law to provide you and the Internal Revenue Service with cost basis information on the redemption or exchange of any of your shares in the Fund acquired on or after January 1, 2012 (including shares that you acquire through the reinvestment of distributions). Certain dividend income received by the Fund, including dividends received from qualifying foreign corporations and long-term capital gains, are eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent the Fund’s distributions are derived from income on debt securities and non-qualifying dividends of foreign corporations and short-term capital gains, its distributions will not be eligible for this reduced tax rate.

If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, your redemption proceeds and dividends of ordinary income and capital gains will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Recent legislation imposes a 30% withholding tax on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Other recent legislation imposes a 3.8% medicare tax on the net investment income (which includes taxable dividends and gain recognized on a redemption or exchange of shares) of certain individuals, trusts and estates.

This section summarizes some of the consequences under current federal tax law of investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Index Descriptions

All indices are unmanaged and index performance does not reflect any fees, expenses or taxes. An investment cannot be made directly in an index.

The Barclays 1-3 Year U.S. Government/Credit Index is an index which consists of U.S. government, government agency and investment grade corporate securities with maturities of one to three years.

The Barclays 1-3 Year U.S. Government Bond Index comprises U.S. government and government agency securities with maturities between one and three years. (former primary benchmark)

The Barclays U.S. Mortgage Backed Securities Index is an index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). (former secondary benchmark)

Management of the Fund

Sentinel manages the Fund’s investments and their business operations under the overall supervision of the Fund’s Board of Directors. Sentinel has the responsibility for making all investment decisions for the Fund.

The Fund pays Sentinel, as investment adviser, fees in return for providing investment advisory services. For the fiscal year ended November 30, 2012, the Fund paid monthly advisory fees to Sentinel at the annual rate of 0.43% (stated as a percentage of the average daily net assets of the Fund).

Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Fund to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Fund, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2014. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

A discussion regarding the basis for the Board of Directors’ most recent approval of the Fund’s investment advisory contract is available in the Fund’s Annual Report for the fiscal year ended November 30, 2013.

The following individuals manage the Fund:

David Brownlee and Jason Doiron co-manage the Fund.  Mr. Brownlee, Senior Vice President with Sentinel, has been employed by Sentinel since 1993, and has managed or co-managed the Fund since 1995.  Mr. Doiron has been employed by Sentinel since 2008 and is Senior Vice President and Head of Investments.  He has co-managed the Fund since March 29, 2012.

The team of investment management personnel may include additional portfolio managers and a number of analysts. The Fund’s Statement of Additional Information provides additional information about portfolio manager compensation, other accounts they manage, and their ownership of shares in the Fund.

Householding and Electronic Delivery of Documents

Each year you are automatically sent an updated prospectus, or summary prospectus for the Fund or Funds that you own, and annual and semi-annual reports for the Fund. You may also occasionally receive proxy statements and supplements to the prospectus. In order to eliminate duplicate mailings and reduce expenses, only one copy of these documents is sent to shareholders who are part of the same family and share the same household address. This process is known as “householding.” If you do not want the mailings of your documents to be subject to householding, please contact the Funds at 1-800-282-FUND (3863). You may elect to receive these documents, as well as your quarterly account statements, electronically in lieu of paper form by enrolling in e-delivery. To enroll, visit http://www.sentinelinvestments.com , select “Investor Login” and follow the prompts. Once enrolled, you will receive e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses. You will then be able to access the electronic copies on the Fund’s website.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years, or for the other applicable period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The financial highlights through November 30, 2013 were audited by PricewaterhouseCoopers LLP, whose report, along with the related financial statements of the Fund, is included in the Fund’s Annual Report to Shareholders, which is available upon request.  Financial highlights are not provided for the Class I shares because the shares will not commence operations until the date of this prospectus.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains
				or losses
				on
				securities					Net
Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	(both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Total distributions	asset value, end of period
Low Duration Bond Class A
	11/30/09	$9.03	$0.26	$0.37	$0.63	$0.32	$—	$0.32	$9.34
	11/30/10	9.34	0.16	0.04	0.20	0.25	—	0.25	9.29
	11/30/11	9.29	0.11	0.01	0.12	0.21	—	0.21	9.20
	11/30/12	9.20	0.06	(0.02)	0.04	0.18	—	0.18	9.06
	11/30/13	9.06	0.03	(0.10)	(0.07)	0.15	—	0.15	8.84
Low Duration Bond Class S
	11/30/09	9.03	0.21	0.38	0.59	0.28	—	0.28	9.34
	11/30/10	9.34	0.12	0.04	0.16	0.21	—	0.21	9.29
	11/30/11	9.29	0.07	0.01	0.08	0.17	—	0.17	9.20
	11/30/12	9.20	0.02	(0.01)	0.01	0.14	—	0.14	9.07
	11/30/13	9.07	0.01	(0.12)	(0.11)	0.12	—	0.12	8.84

Ratios/Supplemental Data

Total return (%)*	Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets before custodian fee credits (%)**	Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***	Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)***	Portfolio turnover rate (%)

7.05	$778,020	0.93	0.93	0.93	2.85	2.85	52
2.12	1,068,841	0.84	0.84	0.84	1.76	1.76	47
1.27	887,005	0.84	0.84	0.84	1.19	1.19	42
0.40	554,187	0.86	0.86	0.86	0.65	0.65	27
(0.82)	307,959	0.89	0.89	0.89	0.37	0.37	16

6.61	1,077,049	1.34	1.34	1.34	2.26	2.26	52
1.70	2,495,441	1.26	1.26	1.26	1.30	1.30	47
0.85	2,068,558	1.25	1.25	1.25	0.79	0.79	42
0.11	1,535,093	1.25	1.25	1.25	0.27	0.27	27
(1.19)	691,645	1.13	1.13	1.27	0.12	(0.03)	16

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian, if applicable.

*** Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3) of the latest Annual Report, if applicable.

Per share net investment (income) loss and net realized and unrealized gains (losses) for the Fund are calculated utilizing the average shares method unless otherwise noted.

Amounts designated as “-“ are either zero or represent less than $0.005 or $(0.005).

To Get More Information

Shareholder Reports

Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call 1 800-282-FUND (3863).

Statement of Additional Information

The Fund’s Statement of Additional Information contains additional information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Fund at the address shown below or by calling 1-800-282-FUND (3863).

Please contact your registered representative or the Fund at 1-800-282-FUND (3863) if you have any questions or would like additional information about the Fund.

The Fund’s Statement of Additional Information and its annual and semi-annual reports are also available, free of charge, at the Fund’s website at www.sentinelinvestments.com or by calling the Fund at 1-800-282-FUND (3863). Information about the Fund (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different.

Mail and correspondence should be addressed to:

Sentinel Group Funds, Inc. One National Life Drive Montpelier, VT 05604	Sentinel Group Funds, Inc. c/o Sentinel Administrative Services, Inc. P.O. Box 55929 Boston, MA 02205-5929

Investment Adviser Sentinel Asset Management, Inc. One National Life Drive Montpelier, VT 05604	Counsel Sidley Austin LLP 787 Seventh Avenue New York, NY 10019

Principal Underwriter Sentinel Financial Services Company One National Life Drive Montpelier, VT 05604	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Transfer and Dividend Disbursing Agent and Administrator	Custodian

Sentinel Administrative Services, Inc. One National Life Drive Montpelier, VT 05604 800-282-FUND (3863)	State Street Bank & Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105

Sentinel Investments in the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc. and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company.

Investment Company Act File No. 811- 00214

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2014

SENTINEL GROUP FUNDS, INC.

One National Life Drive

Montpelier, Vermont 05604

(800) 282-FUND (3863)

	Class A	Class S	Class I
Sentinel Low Duration Bond Fund	SSIGX	SSSGX	SSBDX

Sentinel Group Funds, Inc. (the “Company”) is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of several separate and distinct funds. This Statement of Additional Information pertains to the Sentinel Low Duration Bond Fund, one of the Company’s funds (referred to hereinafter as the “Fund”). The Fund is classified as diversified under the Investment Company Act of 1940, as amended (“the 1940 Act”).

Sentinel Asset Management, Inc. (the “Adviser”) acts as the investment adviser to the Fund. Shares of the Fund are distributed by Sentinel Financial Services Company (“SFSC”). Both the Adviser and SFSC are indirect wholly owned subsidiaries of National Life Holding Company.

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus dated March 30, 2013, as supplemented January 31, 2014, (the “Prospectus”). The Prospectus, which has been filed with the Securities and Exchange Commission (the “SEC”), can be obtained upon request and without charge by writing to the Fund at the above address, by calling 1-800-282-FUND (3863), by visiting www.sentinelinvestments.com or by writing to the Fund at PO Box 55929, Boston, MA 02205-5929. The financial statements of the Fund, that are included in the Annual Report of the Fund dated November 30, 2013 (“Annual Report”), have been incorporated by reference into this Statement of Additional Information. The Annual Report can be obtained in the same way as the Prospectus. This Statement of Additional Information has been incorporated by reference into the Fund’s Prospectus and the Fund’s Prospectus is incorporated into this Statement of Additional Information.

TABLE OF CONTENTS

THE FUND	1
FUNDAMENTAL INVESTMENT POLICIES	1
NON-FUNDAMENTAL INVESTMENT POLICIES	2
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS	3
MANAGEMENT OF THE FUND	10
PORTFOLIO MANAGERS	15
PRINCIPAL SHAREHOLDERS	17
THE INVESTMENT ADVISER	18
PROXY VOTING PROCEDURES	18
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS	19
PRINCIPAL UNDERWRITER	20
THE DISTRIBUTION PLANS	21
FUND SERVICES ARRANGEMENTS	22
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS	23
PORTFOLIO TURNOVER	24
CAPITALIZATION	24
HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES	25
ISSUANCE OF SHARES AT NET ASSET VALUE	25
DETERMINATION OF NET ASSET VALUE	25
TAXES	26
SHAREHOLDER SERVICES	29
DEALER SERVICING FEES	31
GENERAL INFORMATION	31
FINANCIAL STATEMENTS	31
APPENDIX A: BOND RATINGS	A-1
APPENDIX B: Proxy Voting Procedures	B-1

The Fund

Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company’s name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company’s name was changed to Sentinel Group Funds, Inc.

On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board authorized the creation of two new series of the Company, namely, the New York Tax-Free Income and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund’s name was Sentinel Short-Intermediate Government Fund.  On January 31, 2014, the Sentinel Short Maturity Government Fund’s name was changed to Sentinel Low Duration Bond Fund.

FUNDAMENTAL INVESTMENT POLICIES

The Fund’s fundamental investment policies may not be changed without the approval of a majority of the outstanding shares. A vote of a majority of the outstanding shares for this purpose means the affirmative vote of the lesser of (1) 67% of shares present at a meeting if more than 50% of the outstanding shares of the Fund are present at a meeting in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The Fund’s principal investment objective is a fundamental investment policy and the additional fundamental investment policies are listed below.

The Fund may not:

•                  Borrow except from banks in an amount up to 5% of the Fund’s total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;

•                  Purchase securities on margin;

•                  Deal in real estate, except that the Fund may, to the extent permitted by applicable law and as disclosed in the Prospectus and Statement of Additional Information, invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

•                  Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities;

•                  Purchase from or sell to any officer, director or employee of the Company, the Adviser, SFSC or a subadviser (or any of their officers or directors) any securities other than Fund shares;

•                  Invest in oil, gas or other mineral exploration or development programs or leases;

•                  Invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the NYSE Amex;

•                  Invest for the purposes of exercising control or management;

•                  Make loans of cash to other persons.  This limitation does not affect the ability of the Fund to enter into repurchase agreements or to acquire debt obligations, including, without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments;

•                  Make short sales of securities;

•                  With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

•                  Invest in restricted securities; or

•                  Invest in illiquid securities.

For purposes of the Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Adviser deems reasonable based on the primary characteristics of the security.

1

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund’s non-fundamental investment policies are established and may be changed by the Board of Directors of the Company (the “Board of Directors”, or the “Board”) without shareholder approval.  The following are the Fund’s non-fundamental investment policies.

The Fund may enter into derivatives transactions in order to hedge various risks, including, but not limited to, currency risk, interest rate risk and credit risk, and for other investment purposes, such as replicating permitted investments; provided that, to the extent the Fund invests in derivatives, it will observe the following limitations:

•                  It may not enter into a derivative transaction if the effect of such transaction would be to leverage the Fund’s portfolio risks.

•                  When entering into derivative transactions, it will segregate cash or appropriate liquid securities in an amount equal to its current obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

•                  When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet credit guidelines (as determined in the Adviser’s sole discretion), and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC derivatives, does not exceed 5% of the total assets of the Fund.

In addition, the Fund will be subject to the following additional non-fundamental investment policies:

•                  It may enter into derivative transactions (e.g., interest rate, foreign exchange, total return, credit and equity) on fixed income and equity indices in order to transfer, or hedge, risk without leveraging risk.

•                  It may enter into single name default swaps on fixed-income securities for the purpose of hedging credit risk on securities owned by the Fund. It may also enter into credit default swaps on credit indices where the Fund may or may not own the underlying credit entities.  The Fund may not leverage portfolio credit risk through the use of default swaps.  In addition, the Fund may enter into futures transactions on indices of equity securities when the Adviser believes such transactions are appropriate hedges with respect to credit risk associated with the non-investment grade portion of the Fund’s portfolio.

In addition, to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), at least 50% of the Fund’s total assets must be comprised of individual issues, each of which represents no more than 5% of the Fund’s total assets and no more than 10% of the issuer’s outstanding voting securities. Those issues which represent more than 5% of the Fund’s total assets must be limited in the aggregate to 50% of the Fund’s total assets, provided, however, that no more than 25% of the Fund’s total assets may be invested in any one issuer or in qualified publicly-traded partnerships.

The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or related rules or SEC staff interpretations.

The Fund may not have on loan at any given time securities representing more than 33-1/3% of its total assets. For the sole purpose of calculating this limit, loan collateral can be included as part of the Fund’s total assets, which means that the Fund could lend up to 50% of its total assets before the securities loan.

The Fund may not invest in commodities or commodity contracts, except that the Fund may do so in accordance with applicable law and the Fund’s prospectus and statement of additional information, as they may be amended from time to time, to the extent it may do so without registering as a commodity pool operator under the Commodity Exchange Act.

The Fund may not issue senior securities to the extent such issuance would violate applicable law. The 1940 Act currently generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. With certain exceptions, the 1940 Act prohibits the Fund from issuing senior securities. For example, the Fund may borrow from any bank if it maintains an asset coverage of at least 300% in the aggregate provided that, in the event that such asset coverage falls below 300%, the Fund must, within three days (not including Sundays and holidays), reduce the amount of its borrowings to attain the 300% asset coverage.

The Fund may not change its policy of investing, under normal circumstances, at least 80% of its net assets in fixed income instruments and related derivatives unless the Fund provides its shareholders with 60 days’ prior written notice of such change.

The Fund may not invest more than 25% of its net assets in repurchase agreements.

2

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Derivative Transactions.

General. The Fund may (a) purchase and sell exchange traded and over-the-counter (“OTC”) put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income and equity securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

Purchasing Put Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities, and indices of securities prices. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The Fund may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Fund will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

Options on Indices. The Fund may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

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For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

The Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to

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continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions also could be impaired.

Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount”. Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. The Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. If the Fund enters into a swap transaction it bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, the Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, the Fund’s obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, the Fund’s risk of loss will consist of the payments that the Fund is contractually entitled to receive from the other party. If there is a default by the other party, the Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Commodity Pool Operator and Limitations on the Use of Futures, Options on Futures and Swaps.  The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the Commodity Futures Trading Commission (“CFTC”).  Accordingly, neither the Fund nor the Adviser (with respect to the Fund) are subject to registration or regulation as a “commodity pool operator” under the CEA.   To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures, options on futures and CFTC-regulated swaps transactions (including options on such swaps transactions).

The Fund currently intends to limit its direct investments in futures, options on futures and CFTC-regulated swaps to the extent necessary for the Adviser and the Fund to continue to claim the exclusion.  The Fund is not intended as a vehicle for trading in the futures, commodity options or CFTC-regulated swaps markets and does not market itself as a commodity pool.  Under Rule 4.5 as currently in effect, the Fund intends to limit its trading activity in futures, options on futures and CFTC-regulated swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

In the event the Fund’s investments in commodity interests require the Adviser to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s return.

Asset Coverage for Futures Contracts and Options. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a

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segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

OTC Derivatives Legislation. On July 21, 2010, President Obama signed into law the Wall Street Reform and Consumer Protection Act (the “Reform Act”). The Reform Act includes provisions that comprehensively regulate OTC derivatives markets for the first time. Most provisions of the Reform Act will take effect on the later of 360 days after its enactment or, to the extent a provision requires a regulatory agency rulemaking, not less than 60 days after the publication of the final rule or regulation implementing the provision.

The Reform Act requires that a substantial portion of OTC derivatives must be executed in regulated markets and submitted for clearing to regulated clearinghouses. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. OTC derivatives dealers will be subject to clearing and margin requirements notwithstanding whether the Fund is subject to such requirements. OTC derivatives dealers will be required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as they currently are allowed to do. OTC derivatives dealers will also be subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These new requirements will further increase the dealers’ costs, which costs are expected to be passed through to other market participants, such as the Fund, in the form of higher fees.

The SEC and CFTC may also require a substantial portion of OTC derivatives transactions to be executed through a regulated securities, futures, or swap exchange or execution facility. Such requirements may make it more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions.

The overall impact of the Reform Act on the Fund is highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime.

Exchange-Traded Funds. Exchange-traded funds (“ETFs”) represent shares of ownership in mutual funds or unit investment trusts (“UITs”) that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value (“NAV”). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

Inflation-Linked Securities. The Fund may invest in inflation-linked securities.  Inflation linked securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of the inflation-focused bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value

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of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation linked bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Lower-Quality Securities. Under normal conditions, the Fund may invest up to 50% of its total assets in debt securities which are rated below “investment grade”, i.e., lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or which are unrated and, in the Adviser’s judgment, possess similar credit characteristics to below investment grade securities. These debt securities are sometimes called “junk bonds”.  See Appendix A - “Bond Ratings” for additional information regarding ratings of debt securities. The Adviser considers the ratings assigned by Standard & Poor’s or Moody’s as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor’s and Moody’s to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, insurance companies and special purpose entities (collectively, “private lenders”). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities which are typically issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued in either a single class or in multiple classes, which are commonly referred to as a CMO. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

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Z-tranches (or Z bonds), also known as Accretion-Directed Bonds or Accrual Bonds, are classes of CMOs that pay no interest for an extended period of time. In lieu of monthly interest payments, a Z-tranche is credited the monthly “accrued interest” in the form of accreted principal value or negative amortization. During the accrual period, the principal amount outstanding of the Z-tranche increases at a fixed compounding interest rate eliminating reinvestment risk should interest rates decline. Z-tranches are typically structured to be the last cash-flow tranche of a CMO structure possessing average life of 18 to 22 years, although some may be structured to carry intermediate average lives. After the earlier tranches of the CMO structure have been retired, the Z-tranche starts to receive cash payments that include both principal and interest on a monthly basis. Z-bonds are generally considered long-duration assets whose prices can fluctuate significantly with changes in interest rates.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REIT”). REITs are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITs: (a) equity REITS, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; (b) mortgage REITs lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and (c) hybrid REITS are a combination of equity and mortgage REITs. The Code lists the conditions a company must meet to qualify as a REIT. For example, the company must pay 90% of its taxable income to shareholders every year. It must also invest at least 75% of its total assets in real estate-related assets, cash items and government securities and generate 75% or more of its gross income from investments in or mortgages on real property.

Repurchase Agreements. The Fund may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. Government Securities”) and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount the Fund pays for the securities and the amount it receives upon resale is interest income to the Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to the Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, the Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to the Fund. The Fund will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Fund will provide that the value of the collateral underlying the repurchase agreement always will be equal to at least 102% of the repurchase price. The Adviser will monitor on a continuing basis the creditworthiness of the counterparty to each repurchase agreement and will enter into such agreement only if it determines that the credit risk of such a transaction is minimal.

Securities Lending Program. In a securities lending program, the Fund may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount equal to at least 100% of the market value of the securities loaned (with such collateralization valued by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent pays to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund retains the authority to terminate a securities loan. The Fund pays reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund receives from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan (“substitute payments”). Substitute payments are not to be treated as either dividends or interest received with respect to the loaned securities for federal income tax purposes. The Fund retains certain ownership rights with respect to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund’s best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund’s custodian, subject to compliance with all applicable laws,

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regulations and orders. Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.  The Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).  Although the Fund has the ability to engage in securities lending, currently the Fund does not participate in a securities lending program.

Senior Bank Loans.  Under normal conditions, the Fund may invest up to 50% of its total assets in senior bank loans.  A senior loan typically is originated, negotiated and structured by a U.S. or foreign commercial bank (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the senior loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Senior loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of participation interests in a senior loan.  They may also take the form of assignments purchased in the primary or secondary market, or novations of, a senior loan.  The Fund also may invest in bridge loans, which are short-term loan arrangements (typically 12 to 18 months) usually made by a borrower in anticipation of receipt of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge Loan Investor to convert its interest to senior exchange notes if the loan has not been prepaid in full on or before its maturity date. Bridge loans may be subordinate to other debt and may be secured or undersecured.

The purchase of a loan participation typically results in the Fund having a contractual relationship only with the Loan Investor who sold the participation, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through setoff against the Borrower and the Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the participation. If a Loan Investor selling a participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor.

The Fund may also purchase assignments from the Agent or other Loan Investors. The purchaser of an assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

There may not be a readily available market for bank loans and, in some cases, this could result in the Fund disposing of such investments at a substantial discount from face value or holding such investment until maturity.  In the event that a corporate borrower failed to pay its scheduled interest or principal payments on bank loan interests held by the Fund, the market value of the affected investment would decline, resulting in a loss of value of such investment to the Fund.  Accordingly, such investments may result in the income level and net assets of the Fund being reduced.

Short-Hold Trading Strategy. The Fund may have the opportunity to participate in the primary market for new fixed-income issues offered by issuers and/or underwriters at prices the Adviser deems favorable, based on factors such as the supply of bonds in the marketplace and economic conditions. When the Fund receives less than an optimal allocation in such new issues or when it is otherwise in the Fund’s best interest, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund’s purchased allocation to third-party interested purchasers at a higher price, depending on market conditions. Because the Fund is “at risk” for the purchased amount of these new issues, it may experience losses on these trades.

U.S. Government Securities. U.S. government securities are issued by the U.S. government or its agencies or instrumentalities, including Treasury bills, notes, and bonds; securities issued by the Federal Housing Administration, Farmers Home Administration,

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Export-Import Bank of the United States, Federal Farm Credit Bank, Small Business Administration, and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; securities issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, which securities are supported by the right of the agency to borrow from the U.S. Treasury; securities issued by the Federal National Mortgage Association (“FNMA”), which securities are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks); securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”); and securities issued by the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, which securities are supported only by the credit of such agencies. Although the U.S. government provides various types of financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. government securities are guaranteed or backed by the full faith and credit of the U.S. government. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

When Issued Purchases. The Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when the Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed.  The Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Adviser believes that would benefit shareholders. When the Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

MANAGEMENT OF THE FUND

The Board of Directors of the Company is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland and the 1940 Act. The Board currently consists of seven Directors, six of whom are not “interested persons” of the Company or the Fund as defined in the 1940 Act (the “Independent Directors”). The Chairman of the Board is Thomas H. MacLeay. Mr. MacLeay is an “interested person” of the Company because he is Chairman of the Board of Directors of National Life Holding Company, NLV Financial Corporation and National Life Insurance Company, all of which are affiliates of the Adviser. The Directors have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a professional stake in the quality and continuity of services provided to the Fund. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is the Lead Independent Director. John Raisian serves as the Lead Independent Director and as such (i) acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors and (ii) identifies matters of special interest to be addressed by management when preparing Board meeting agendas.

The Board has two standing committees: the Audit, Compliance and Valuation Committee (the “Audit Committee”) and the Governance, Contracts and Nominating Committee (the “Governance Committee”). Each of the Audit and Governance Committees is comprised of all of the Independent Directors. The Independent Directors are: Gary Dunton, Deborah Miller, John Pelletier, John Raisian, Richard H. Showalter, Jr. and Angela E. Vallot.

The Audit Committee reviews reports by management and the Fund’s independent auditor relating to the integrity of the Fund’s financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Fund’s independent auditor; oversees the quality, clarity and objectivity of the Fund’s financial statements and the independent audit thereof; provides an avenue of communication among the Board, management, and the independent auditor; acts as a liaison between the Board and the Chief Compliance Officer of the Fund (the “CCO”), and monitors the performance by the CCO of the CCO’s responsibilities under the procedures approved by the Board pursuant to Rule 38a-1 under the 1940 Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Fund; and oversees the conflicts review process. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended November 30, 2013, the Audit Committee held six meetings.

With respect to governance matters, the Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, Director compensation and Director self-assessment. With respect to nominations of Directors, the Governance Committee reviews the composition of the Board, considers nominations for membership on the Board and evaluates

10

candidates’ qualifications for Board membership and their independence from the Fund’s investment advisers and other principal service providers. When considering nominations, the Governance Committee may consider referrals from a variety of sources, including current Directors, management of the Fund, the Company’s legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Fund’s communications to shareholders. In its evaluation of potential nominees, the Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, the specific financial, technical or other expertise possessed by the person and the person’s reputation for high ethical standards and personal and professional integrity. Independent Director nominee recommendations from shareholders should be sent to the Secretary of the Company at the address on the cover page of this Statement of Additional Information. With respect to contract matters, the Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements, administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Fund. The Governance Committee also coordinates the annual review process of the Fund’s CCO. The Governance Committee held four meetings during the fiscal year ended November 30, 2013.

The Board’s risk management role for the Fund is one of informed oversight, not active management. The Board has determined that the Company’s leadership structure is appropriate because its majority independent composition allows the Board to exercise independent judgment over management and to allocate areas of responsibility among committees and the full Board to enhance effective oversight.

Day-to-day risk management of the Fund is the responsibility of the Adviser. The Fund is subject to a number of risks, including investment/portfolio, valuation, operational/enterprise and compliance risks. The Board considers risk management issues at its regular board meetings as part of its general oversight responsibilities through reports of the Adviser’s senior management and senior officers of the Fund that address a variety of risk areas relating to the Fund, including but not limited to investment/portfolio risks, valuation risks, operational/enterprise risks and compliance risks. In addition, the Independent Directors exercise oversight of fund risk through the Audit Committee, which considers risks relating to financial reporting and controls.

With respect to investment/portfolio risk, the Board receives regular written reports from the Fund’s portfolio managers describing and analyzing the investment performance of the Fund. In addition, the Board meets at least annually with the Fund’s portfolio managers to discuss portfolio performance, including investment risk. The Board also meets regularly with the Chief Executive Officer of the Adviser to discuss the Fund’s performance and investment risk.

With respect to valuation risk, the Board receives regular written reports from the Fund’s fund administration and accounting personnel describing the number of securities that were fair valued in a particular portfolio, the reasons for the fair valuation and the process used to arrive at the fair value. The Audit Committee reviews the valuation procedures and pricing results with the Fund’s auditors each year in connection with the review of the results of the audit of the Fund’s year-end financial statements.

Operational/enterprise risks are addressed through regular meetings with and reports from senior officers of the Adviser and the Fund’s primary service providers that cover financial, operational, reputational and personnel matters, among others.

With respect to compliance risk, pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a CCO of the Fund, who is responsible for the implementation and testing of the Fund’s’ compliance program. The CCO is an active participant in the Fund’s operations. The CCO provides the Board with quarterly reports on compliance matters, including an annual written report summarizing his review and assessment of the adequacy of the Fund’s compliance program and of the compliance programs of the Fund’s service providers. In addition, the CCO provides the Board with a written compliance risk identification and assessment report annually.

The Board appoints the officers of the Company, who run the day-to-day operations of the Fund under the Board’s supervision. The Adviser, under agreements with the Company, supervises and assists in the management of the Fund and the purchase and sale of securities.

Biographical Information. Described below for each Director are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a Director of the Company as of the date of this Statement of Additional Information and in light of the Company’s business and structure. The role of an effective Director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Director evidences those abilities and is appropriate to his or her serving on the Company’s Board of Directors. Each Director serves the fourteen (14) series of the Company. Additional information about each Director is set forth in the tables

11

below. Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Company’s governing documents or by statute.

Mr. Dunton has served as an Independent Director since January 1, 2013. He is self-employed as a consultant in the insurance industry. Prior to 2008, Mr. Dunton held various leadership positions with MBIA, Inc., a specialized financial services company, including chief operating officer, and most recently, chairman, president and CEO. Mr. Dunton has also held leadership positions with USF&G Insurance Company and AETNA Life & Casualty Company. Through his significant experience in the financial services industry, Mr. Dunton offers the Board his leadership and analytical skills, and experience in asset management. He holds the Chartered Financial Analyst designation. Mr. Dunton is a designated “audit committee financial expert”.

Mr. MacLeay has served as Chairman of the Board since 2003, and was also Chief Executive Officer of the Company for two years. He has also held executive positions with affiliates of the Adviser, and currently serves as the Chairman of the Board of the Adviser’s parent company. Mr. MacLeay brings considerable knowledge of the investment management business and of board governance matters.

Ms. Miller has served as an Independent Director since 1995, and served as Chair of the Governance Committee from 2009 to 2011. Those positions have provided her with extensive knowledge of the operations and business of the Company and the Fund. As an executive officer of her own management consulting firm, Ms. Miller has considerable experience in the management of operating companies. She also has experience as a board member of other entities.

Mr. Pelletier has served as an Independent Director of the Company since January 1, 2013. Since 2010, Mr. Pelletier has been the Director of the Center for Financial Literacy at Champlain College in Burlington, Vermont, and is the principal of Sterling Valley Consulting LLC, a consulting firm he founded in 2009. Mr. Pelletier is an attorney by training, and prior to 2009, he held leadership positions in the asset management firms Natixis Global Associates (chief operating officer, and prior to that, chief legal officer) and Eaton Vance Corporation (chief legal officer). Mr. Pelletier brings to the Board his considerable knowledge of the mutual fund industry and his knowledge of Board governance matters. Mr. Pelletier is a designated “audit committee financial expert”.

Mr. Raisian has served as an Independent Director of the Company since 1996, and as Lead Independent Director since January 1, 2013. These positions have provided Mr. Raisian, an economist and Director of the Hoover Institution at Stanford University, with knowledge of the operations and business of the Company and the Fund, and has called upon him to exercise leadership and analytical skills.

Mr. Showalter has served as an Independent Director of the Company since 2003. He served as Lead Independent Director from 2005 through 2012. He has held the positions of Treasurer and Chief Financial Officer for companies within the Dartmouth-Hitchcock health care system. Those positions have provided Mr. Showalter with significant experience in accounting and financial matters. Mr. Showalter has served on the Audit Committee since 2003 and is a designated “audit committee financial expert.” Mr. Showalter has served as Chair of the Audit Committee since June 2012.

Ms. Vallot has served as an Independent Director of the Company since 1996. She has served as Chair of the Governance Committee since January 1, 2013 and held this position previously from 2004 to 2009. These roles have provided her with knowledge of the operations and business of the Company and the Fund. Ms. Vallot has experience as a management consultant, and has advised Fortune 500 companies on a broad range of legal issues as an attorney in private practice.

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Deborah G. Miller (64) National Life Drive Montpelier, VT 05604	Director, since 1995; Governance, Contracts & Nominating Committee Chair, from 2009 to December 2011	Enterprise Catalyst Group (a management consulting firm) - Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) - Chief Executive Officer, from 2005 to 2007	Libby Glass — Director, since 2003; Wittenberg University — Director, since 1998

John Raisian, Ph.D. (64) National Life Drive Montpelier, VT 05604	Director, since 1996; Lead Independent Director, since 2013	Hoover Institution at Stanford University — Director and Senior Fellow, since 1986	None

Richard H. Showalter (66) National Life Drive Montpelier, VT 05604	Director, since 2003; Audit, Compliance & Valuation Committee Chair, since 2012; Lead Independent Director, from 2005 to 2012

Dartmouth-Hitchcock — Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center — Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance — Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital -Senior Vice President and Chief Financial Officer

None

12

from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer from 1999 to 2007

Angela E. Vallot (57) National Life Drive Montpelier, VT 05604	Director, since 1996; Governance, Contracts & Nominating Committee Chair, since 2013, and from 2004 to 2009

VallotKarp Consulting — President, since 2004; Colgate-Palmolive Company (a consumer products company) — Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) — Director of Diversity, from 1997 to 2001

None

Gary Dunton (58) National Life Drive Montpelier, VT 05604	Director, since 2013	Insurance Industry Consultant, since 2008; MBIA, Inc., President, CEO and COO 2004-2008.	None

John Pelletier (50) National Life Drive Montpelier, VT 05604	Director, since 2013	Champlain College, Center for Financial Literacy — Director, since 2010; Sterling Valley Consulting, LLC — Founder/Principal, since 2009; Eaton Vance Corp., — Chief Legal Officer, 2007-2008	None

Certain biographical and other information relating to the Director who is an officer and/or “interested person” of the Company as defined in the 1940 Act, as amended, and to the other officers of the Fund is set forth below, including their ages, their business activities during the past five years, and the length of time served. Mr. MacLeay, as a Director, oversees all of the series of the Company. Each elected officer serves all series of the Company, and is elected by, and serves at the pleasure of, the Board.

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Thomas H. MacLeay (64) National Life Drive Montpelier, VT 05604	Chair and Director, since 2003; Chief Executive Officer, from 2003 to 2005

National Life Holding Company (a mutual insurance company) and National Life - Chairman of the Board, since 2002; President and Chief Executive Officer, from 2002 to 2008; NLV Financial Corporation - Chairman, since 2002; President and Chief Executive Officer, from 2002 to 2008; Sentinel Variable Products Trust - Chairman, from 2004 to 2008; Chief Executive Officer, from 2004 to 2005

None

Thomas H. Brownell (53) National Life Drive Montpelier, VT 05604	Chief Executive Officer, since June 2013	National Life — Chief Investment Officer, since 2005	N/A

John Birch (63) National Life Drive Montpelier, VT 05604	Chief Financial Officer, since 2008

Advisor —  Chief Operating Officer, since 2005; SASI —  Chief Operating Officer, since 2006; SASC — Chief Operating Officer, from 2005 to 2006; State Street Bank, Luxembourg — Head of Transfer Agency, from 2004 to 2005

N/A

Thomas P. Malone (57) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since 1997	SASI— Vice President, since 2006; Sentinel Variable Products Trust — Vice President and Treasurer, since 2000; SASC — Vice President, from 1998 to 2006	N/A

John K. Landy (53) National Life Drive Montpelier, VT 05604	Vice President, since 2002	SASI — Senior Vice President, since 2006; Sentinel Variable Products Trust — Vice President, since 2004; SASC — Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A

Scott G. Wheeler (48) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since 1998

SASI — Vice President, since 2007; Assistant Vice President, from 2006 to 2007; Sentinel Variable Products Trust — Assistant Vice President and Assistant Treasurer, since 2004; SASC — Assistant Vice President, from 1998 to 2006

N/A

Lisa F. Muller (46) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life — Counsel, since 2008; Sentinel Variable Products Trust — Secretary, since 2008; State of Vermont, Department of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004

N/A

Lindsay E. Staples (32) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life — Senior Securities Paralegal, since 2010; Sentinel Variable Products Trust — Assistant Secretary, since 2010 and from 2007 to 2009; National Life — Senior Compliance Associate, from 2009 to 2010;  National Life — Securities Paralegal, from 2007 to 2009; Holman Immigration — Paralegal, 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr — Paralegal, 2004 to 2006

N/A

D. Russell Morgan (58) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since 2004; Sentinel Variable Products Trust — Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005;  National Life — Assistant

N/A

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General Counsel, from 2001 to 2005; Equity Services, Inc. — Counsel, from 1986 to 2005; Advisor, SFSC, SASC — Counsel, from 1993 to 2005

Other than the Chief Compliance Officer, the officers and Directors of the Company who are employees of National Life or its subsidiaries do not receive any compensation from the Fund. Effective January 1, 2014, each Director who is not an affiliate of the Adviser is paid an annual fee of $86,000. Prior to January 1, 2014, each Director received an annual fee of $76,000. Each of the Lead Independent Director, the Chair of the Audit Committee and the Chair of the Governance Committees are paid an additional annual fee of $8,000. Directors are also reimbursed for travel and other out-of-pocket expenses incurred in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Company during the fiscal year ended November 30, 2013 to the officers and Directors as a group was $1,165,484.00. This amount includes payments to and in respect of a Director who, as of March 8, 2013 no longer served as a Director of the Company.

The following table sets forth for the fiscal year ended November 30, 2013 compensation paid by the Company to the Independent Directors and the Chief Compliance Officer of the Fund:

Name	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Fund Expense	Total Compensation From Company
Gary Dunton(1)(5)	69,667		69,667
Deborah G. Miller(1)	75,750		75,750
D. Russell Morgan(3)	145,355	32,777	178,132
John Pelletier(5)	69,667		69,667
John Raisian(1),(2)	83,083		83,083
Nancy L. Rose(4)	19,250		19,250
Richard H. Showalter, Jr(1),(2)	84,916		84,916
Angela E. Vallot(1),(2)	83,083		83,083

(1) As of November 30, 2013, the total amount of deferred compensation (including interest) payable to or accrued for Mr. Dunton is $68,953, for Ms. Miller is $230,587, for Mr. Raisian is $79,090, for Mr. Showalter is $592,910, and for Ms. Vallot is $930,182.

(2) Mr. Raisian was Lead Independent Director during the fiscal year ended November 30, 2013, Mr. Showalter was Chair of the Audit Committee and Ms. Vallot was Chair of the Governance Committee.

(3) Mr. Morgan was also reimbursed for certain out-of-pocket business expenses.

(4) As of March 8, 2013, Ms. Rose no longer serves as a Director of the Company.

(5) Messrs. Dunton and Pelletier became Directors of the Company as of January 1, 2013.

Share Ownership. Unless otherwise noted, information relating to each Director’s share ownership in the Fund as of December 31, 2013 is set forth in the chart below. The dollar ranges are as follows:

A.                                     None

B.                                     $1 to $10,000

C.                                     $10,001 to $50,000

D.                                     $50,001 to $100,000

E.                                      Over $100,000

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Name	Dollar Range of Equity Securities in Fund		Aggregate Dollar Range of Equity Securities in All Funds

Interested Directors:

Thomas H. MacLeay	A		E

Independent Directors:

Gary Dunton		C	D

Angela E. Vallot		E	E
Deborah G. Miller	A		E
John Pelletier	A		E
John Raisian	A		D
Richard H. Showalter, Jr	A		E

Codes of Ethics. The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Fund, and the Adviser and SFSC have also each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PORTFOLIO MANAGERS

Portfolio Manager Compensation.

Portfolio managers are compensated by a combination of fixed salaries and incentive compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life and its affiliates have a share of their salaries based on the amount of assets managed for each area and each type of investment or fund. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Fund is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. Generally, no incentive compensation is paid for performance below a 50% Morningstar percentile ranking. Mr. Brownlee’s incentive compensation is based in part on the performance of the Government Securities Fund, in part on the performance of the Total Return Bond Fund, and in part on the performance of National Life fixed income accounts. Mr. Doiron’s incentive compensation is based in part on the performance of the National Life fixed income accounts, and in part on the performance of the Total Return Bond Fund.

Mr. Doiron also receives as additional compensation a portion of the advisory fees earned by the Adviser on the Funds that they manage. Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a cash balance defined benefit pension plan. Additional discretionary incentives may be awarded from time to time based on overall results for National Life and its affiliates.

At the discretion of the Adviser, certain portfolio managers may be eligible to receive Sentinel Value Units (“SVUs”), which represent equity ownership in Sentinel Investments (consisting of the Adviser, SFSC and SASI). Their value is calculated annually and is based on assets under management, profitability of Sentinel Investments, and advisory fees earned by the Adviser. SVU awards vest over a period of time, to create incentives to retain key talent. A portion of the vested amount may be paid out each year. The remaining portion may be paid out at differing times, depending on various circumstances (e.g., retirement).

Incentive compensation and awards of SVUs are subject to the annual approval of the National Life Board of Directors.

Portfolio Managers’ Fund Ownership. The following table shows the dollar range of shares owned beneficially and of record by the person(s) who are primarily responsible for the day-to-day management of the Fund (each a “portfolio manager”), including investments by their immediate family members, as of December 31, 2013.

15

A.                                     None

B.                                     $1 to $10,000

C.                                     $10,001 to $50,000

D.                                     $50,001 to $100,000

E.                                      $100,001 to $500,000

F.                                       $500,001 to $1,000,000

G.                                     Over $1,000,000

Portfolio Manager	Fund(s) Managed	Aggregate Dollar Range of Equity Securities in the Fund
B
David Brownlee	Low Duration Bond Fund
A
Jason Doiron	Low Duration Bond Fund

Portfolio Management Conflicts of Interest. In addition to managing the assets of the Fund, each portfolio manager may have responsibility for managing other client accounts of the Adviser. The manner in which the portfolio manager’s incentive compensation is weighted among the accounts managed may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her incentive compensation. The tables below show, for the portfolio manager(s) of the Fund, the number and asset size of the following types of accounts that he or she manages (if any): (1) SEC registered investment companies (or series thereof) other than the Company and (2) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Unless otherwise indicated, information is provided as of November 30, 2013.

Portfolio Managers’ Management of Registered Investment

Companies/Series Other Than the Fund

Portfolio Manager	Number of Companies/Series	Total Assets	Number of Companies/Series with Performance- Based Fee	Total Assets of Companies/Series with Performance- Based Fee
David Brownlee	6	$1,443.0 million	None	None
Jason Doiron	6	$1,443.0 million	None	None

Portfolio Managers’ Management of Accounts

That Are Not Pooled Investment Vehicles

Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts with Performance- Based Fee	Total Assets of Accounts with Performance-Based Fee
David Brownlee	3	$5,076.2 million	None	None
Jason Doiron	9	$14,764.01 million	None	None

16

Conflicts of Interest. The Adviser is affiliated with other companies in National Life Group that maintain accounts managed by the Adviser, including National Life Insurance Company. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for the portfolio of one of those companies or for the portfolios of other clients.

For the Adviser, conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund and/or other account. The Adviser has established procedures under which, when the Adviser recommends to the Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed-income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Adviser seeks to ensure that no Fund or other account is favored over others.

PRINCIPAL SHAREHOLDERS

Any person owning more than 25% of the Fund’s shares may be considered a “controlling person” of the Fund. Accordingly, a controlling person’s vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

As of January 17, 2014, the Company’s Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. As of December 31, 2012, none of the Independent Directors nor any of their immediate family members owned beneficially or of record any securities in the Adviser, SFSC or any of their affiliates.

In addition, as of January 17, 2014, the National Life Holding Company, a Vermont corporation, and its subsidiaries, NLV Financial Corporation, a Delaware corporation, Sentinel Asset Management, Inc., a Vermont corporation, and Sentinel Administrative Services, Inc., a Vermont corporation, each of whom is located at One National Life Drive, Montpelier, Vermont 05604, did not own of record or beneficially any shares of the Fund.

As of January 17, 2014, no other shareholder owned of record, or was known by the Company, to own beneficially 5% or more of the voting stock of any class of the Fund or 25% or more of the Fund except as set forth below.

Fund/Class	Shareholder	Number of Shares	Percent of Outstanding
Low Duration Bond — A	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	3,012,817.450	9.37%

	UBS WM USA Omni Account M/F Attn: Dept Manager 1000 Harbor Blvdm 5th Floor Weehawken NJ 07086-6761	2,097,281.038	6.52%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5,656,957.975	17.59%

Low Duration Bond — S	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	18,057,844.403	27.13%

	UBS WM USA Omni Account M/F Attn: Dept Manager 1000 Harbor Blvd 5th Floor Weehawken NJ 07086-6761	9,833,621.101	14.77%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	17,801,234.769	26.74%

17

THE INVESTMENT ADVISER

The Adviser provides general supervision of the Fund’s investments as well as certain administrative and related services. The Adviser is an indirect wholly owned subsidiary of the National Life Holding Company, a mutual insurance holding company.

Under an investment advisory agreement with the Fund, the Fund pays the Adviser a monthly fee based on the annual rates shown.

Fund	Advisory Fee Rate	Average Daily Net Assets
Low Duration Bond*	0.55%	First $200 million
	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

* Assets are aggregated with the Sentinel Government Securities Fund when determining the breakpoint for the advisory fees for the Fund.

The table below shows the total amount of advisory fees paid to the Adviser by the Fund for each of the past three fiscal years:

	Advisory Fee Paid - Fiscal Year Ended
Fund	November 30, 2011	November 30, 2012	November 30, 2013
Low Duration Bond Fund	$11,974,187	$10,194,399	$6,397,828

Shareholders of the Fund last approved the advisory agreement on November 30, 1992. The Board last approved the advisory agreement on August 21, 2013.

The advisory agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund, but in either event it must also be approved by a vote of a majority of the Independent Directors who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company’s advisory agreement to shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

The advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to the Fund, by a majority of the Fund’s outstanding voting securities on not more than 60 days’ written notice to the Adviser and by the Adviser on 60 days’ written notice to the Fund.

PROXY VOTING PROCEDURES

The Fund has adopted proxy voting procedures pursuant to which the Board delegates the responsibility for voting proxies relating to portfolio securities held by the Fund to the as part of its general management of the Fund, subject to the Board’s continuing oversight. The proxy voting procedures of the Adviser are included in Appendix B to this Statement of Additional Information.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is

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available without charge, upon request, by calling 1-800-282-FUND(3863), on the Fund’s website at http://www.sentinelinvestments.com/proxy_voting_information.php or at the SEC’s website at http://www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Fund and the Adviser, the Fund and the Adviser may, under certain circumstances, make selective disclosure with respect to the Fund’s portfolio holdings. The Board has approved the policies and procedures adopted by the Fund and has delegated to the Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Fund’s Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Board.

The Fund’s policy with respect to disclosure of portfolio holdings is that such disclosure shall be limited to:

Public Disclosure:

(i)information with respect to portfolio holdings contained in the Fund’s Annual and Semi-Annual Reports to Shareholders;

(ii)information with respect to portfolio holdings contained in the Fund’s Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;

(iii)information with respect to portfolio holdings that is: (1) provided on the Fund’s website; (2) provided in the Fund’s marketing materials, broadly used with all selling intermediaries of the Fund; or (3) otherwise made generally available to anyone who requests it, in all such cases such information to the extent it discloses the specific securities held by the Fund to be only as of the last business day of a month and only at least 15 days later than the date of such information;

Non-Public Disclosure:

(iv)information with respect to portfolio holdings of the Fund provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 15 days later than the date of such information, or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed; and

(v)information with respect to portfolio holdings of the Fund provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 15 days later than the date of such information.

Portfolio holdings information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Fund’s Chief Executive Officer or the President of the Fund’s distributor. Each individual shall be trained in these limitations on the release of portfolio holdings information. Neither the Fund, the Adviser nor its affiliates receive compensation or other consideration with respect to the release of such portfolio holdings information.

The policy does not apply to the disclosure of information to: the Directors or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Company, such as the Fund’s counsel and independent registered public accounting firm; providers of fund accounting services; the Fund’s transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings. The fiduciary, contractual or other duties (e.g., legal or statutory) of these recipients generally require them not to misuse such information.

The Fund has adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information. Among other things, the Code of Ethics prohibits officers and employees of the Adviser from knowingly or intentionally trading, directly or indirectly, against the Fund in any of the Fund’s portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Fund.

The Fund has entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

•                  Board;

•                  Fund’s Independent Registered Public Accounting Firm;

•                  Fund’s custodian;

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•                  Fund’s transfer agent;

•                  Fund’s administrative agent (in connection with accounting services); and

•                  Mutual fund information services - Morningstar, Inc. and Lipper Inc.

Selective disclosure of portfolio information is made to the Board, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Fund. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.

The Fund and the Adviser monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

PRINCIPAL UNDERWRITER

SFSC acts as the principal underwriter of shares of the Fund. Its principal business address is National Life Drive, Montpelier, Vermont 05604. SFSC is a Vermont general partnership of SAM and Sentinel Financial Services, Inc. (“SFSI”), a wholly owned subsidiary of SAM.

The Fund receives the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Fund that it allows concessions to intermediaries as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Company that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2013, 2012 and 2011 were $2,190,236, $6,290,593 and $2,423,029, respectively. Of these amounts, SFSC retained, in the fiscal years ended November 30, 2013, 2012 and 2011, $31,695, $37,694 and $23,727 respectively.

During the fiscal year ended November 30, 2013, SFSC also received $325,585 in contingent deferred sales charges. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company provide that SFSC use its best efforts to continuously offer the Funds’ shares. These contracts may be terminated by either party thereto on 60 days’ written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

Payments to Intermediaries. SFSC or an affiliate compensates intermediaries that distribute and/or service investors in the Funds or, at the direction of a retirement plan’s named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Funds on a preferred or recommended fund list, access to an intermediary’s personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries’ personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend the Fund or a share class over others offered by competing fund families. During the fiscal year ended November 30, 2013, such payments made by SFSC or its affiliates to intermediaries aggregated approximately $9,369,680, of which $3,400,791 was for shareholder servicing and was reimbursed by the Funds. Payments for these purposes made by SFSC or an affiliate from their own resources may vary. Certain of the payments may be offset by 12b-1 fees retained by SFSC. The following is a list of intermediaries to which SFSC or an affiliate made payments in 2013 related to marketing the Funds and/or servicing Fund shareholders.

ADP Broker-Dealer Inc	Charles Schwab & Co. Inc.
Ameriprise Financial	Charles Schwab Trust Co
Ascensus	Commonwealth Financial Network
Benefit Plans Administrators	CPI Qualified Plan Consultants

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Davenport & Company LLC	NY Life Distributors
Edward Jones	Oppenheimer & Co Inc
Equity Services	Pershing LLC
Expertplan Inc	Principal Life Insurance Co
Fidelity Investments	Prudential Investment Management Services, Inc.
Financial Data Services Inc/ML	Raymond James & Assoc. Inc.
GWFS Equity Inc	RBC Dain Rauscher
Hartford Securities	RBC Trust Company
ING America	Reliance Trust Company
Janney Montgomery Scott	Retirement Plan Co LLC
JP Morgan Retirement	Robert W. Baird & Co. Inc.
Lincoln Retirement	Standard Insurance Co
Lincoln Investments Planning	Stifel Nicolaus & Co
LPL Financial Corporation	T. Rowe Price
Marshall & Ilsley Trust Co NA	TD Ameritrade
MassMutual Life Insurance Co	TIAA-CREF
Mercer Human Resource	UBS Financial Services Inc
Merrill Lynch	USI Consulting Group
Mid Atlantic Capital Corp	Valic Retirement Services Co
Morgan Keegan and Co Inc	Vanguard
Morgan Stanley	Wells Fargo Advisors LLC
MSCS Financial Services	Wells Fargo Bank Trust NA
National Financial Services Co	Wilmington Trust Retirement and Institutional Services
Nationwide Financial

It is expected that SFSC or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

To promote sales of the Fund and consistent with FINRA rules, National Life, Equity Services, Inc. (“ESI”) and/or their affiliates, which are affiliates of SFSC, may contribute amounts to various non-cash and cash incentives paid to registered representatives of ESI the amounts of which may be based in whole or in part on the sales of the Fund, including (1) sponsoring educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

National Life or an affiliate may provide loans to unaffiliated distribution firms to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Fund, and measures of business quality.

THE DISTRIBUTION PLANS

The Company has adopted several plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class S shares, which have been and may be amended from time to time. In all cases, the Plans reimburse SFSC for expenses actually incurred.

The Fund paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2013.

Fund	Service Fees Paid To Intermediaries	Recovery Of Prepaid Sales Comm.	Salaries and Benefits	Occupancy & Other Expenses	Total Sales Promotion	Total Travel & Entertainment	Totals(1)
Low Duration Bond	7,525,164	0	1,773,477	381,331	943,931	336,775	9,260,745

Under the Plan applicable to Class A shares of the Fund, it is expected that the amounts payable to SFSC by the Fund will be equal to 0.25% of average daily net assets in the case of the Fund.

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Under this Plan, SFSC may be reimbursed for distribution and service fees paid to financial intermediaries; salaries and expenses of the SFSC’s wholesale sales force and SFSC’s home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Company’s shares to the public; expenses incurred in advertising, promoting and selling shares of the Company to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company’s shares to the public; and expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders. No fee is paid by SFSC to financial intermediaries with respect to the Fund’s shares purchased prior to March 1, 1993.

Under the Plan applicable to the Class S shares of the Low Duration Bond Fund, it is expected that the amounts payable to SFSC will be equal to 0.50% of the net assets of the Class S shares of the Low Duration Bond Fund. SFSC will use such payments to recoup distribution fees paid to financial intermediaries; salaries and expenses of SFSC’s wholesale sales force, and SFSC’s home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Company’s shares to the public; expenses incurred in advertising, promoting and selling shares of the Company to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company’s shares to the public; and expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders.

The Board believes that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Fund to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Because SFSC receives no other compensation from the Fund, the Board believes it would benefit the Fund to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Fund.

The Plans have been approved by the Board, including all the Independent Directors. The Plans must be renewed annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors be done by the Independent Directors. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors on 60 days’ written notice. SFSC or any intermediary may also terminate their respective distribution agreement at any time upon written notice.

The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Fund’s outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

SFSC is required to report in writing to the Board at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Board with such other information as reasonably may be requested in order to enable the Board to make informed determinations of whether the Plans should be continued.

FUND SERVICES ARRANGEMENTS

Transfer Agency, Dividend Disbursing and Administrative Services. Sentinel Administrative Services, Inc. (“SASI”) provides the Sentinel Funds with certain fund accounting, administration, transfer agency and shareholder relations services. SASI is a wholly owned subsidiary of the Adviser and is located at One National Life Drive, Montpelier, Vermont 05604. SASI performs the transfer agency responsibilities utilizing the computer system of DST Systems, Inc. (“DST”) on a remote basis. Effective June 7, 2007, SASI provides administration services, including fund accounting, under an Administration Agreement with the Company. The Administration Agreement provides for the Sentinel Funds to pay SASI a monthly fee at the annual rate of 0.0375% of the first $4 billion of the Sentinel Funds’ aggregate average daily net assets; 0.0350% of the next $3 billion of the Sentinel Funds’ aggregate average daily net assets and 0.0325% of the Sentinel Funds’ aggregate average daily net assets in excess of $7 billion. The Sentinel Funds are responsible for all charges of outside pricing services and other out-of- pocket expenses incurred by SASI in connection with the performance of its duties under the Administrative Agreement. Day to day fund accounting services are provided by State Street Bank and Trust Company.

SASI provides transfer agency services under an Amended and Restated Transfer Agent and Dividend Disbursing Agent Agreement with the Company. SASI’s annual fee for transfer agency services is comprised of an Annual Base Fee and a Shareholder Account Fee. Effective March 30, 2012, the Annual Base Fee is $2,231,831, and the Shareholder Account Fee is equal to an annual rate of $11

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per shareholder account in excess of 106,500 accounts as of the last day of the month preceding the installment due date. The Annual Base Fee is subject to increases at the discretion of the Board of Directors. The Board of Directors will consider increases in the Annual Base Fee annually, at the request of SASI. Annual Base Fee increases must be approved by the disinterested members of the Board, as well as by the Board of Directors as a whole, and are limited to an amount that will not exceed the percentage increase in the annual average Consumer Price Index, All Urban Consumers (the “CPI Index”), as published by the United States Department of Labor for the most recent twelve months for which data is available at the time of the Board meeting at which the increase is considered, or if such figure is not available, a similar measure of general inflation as may be agreed upon by SASI and the Board of Directors. In addition to the annual fee, the Funds reimburse SASI for certain out-of-pocket expenses, including sub-transfer agent fees with respect to accounts held at retirement plan recordkeepers and similar intermediaries that underlie an omnibus account on the Fund’s books and records. These sub-transfer agent fees are reimbursed at a rate of up to 0.17% on assets held in such accounts.

Effective March 31, 2011, SASI engaged Boston Financial Data Services (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts, 02169, as the Funds’ sub-transfer agent to provide various services. Fees incurred by SASI for BFDS’s services will be reimbursed to SASI by the Company.

Fees paid by all the Sentinel Funds to SASI under the Administration and Transfer Agent and Dividend Disbursing Agent Agreements were $7,522,829 for fiscal year 2011, $6,578,057 for fiscal year 2012 and $5,458,905 for fiscal year 2013. It is expected that many Fund shares will be owned by certain intermediaries for the benefit of their customers. Because SFSC often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

SFSC or an affiliate makes payments out of its own resources to intermediaries, including those that sell shares of the Fund, for recordkeeping services as described above under “Payments to Intermediaries”. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may, at the direction of a retirement plan’s named fiduciary, be paid for providing services that would otherwise have been performed by SFSC or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments also may be made to offset charges for certain services, such as plan participant communications, provided by SFSC or an affiliate or an unaffiliated third party.

In certain situations where SFSC or an affiliate provides recordkeeping services to a retirement plan, credits may be accrued which may be subsequently drawn down to pay for plan expenses. Credits may be accrued based on investments in particular Funds, or may be awarded for a given period of time. At the direction of a plan sponsor, credits generally may be used to offset certain non-recordkeeping expenses, such as the creation of plan participant communications. Credits also may be used to reimburse plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with plan services provided by a third party.

Custodian Services. State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Sentinel Funds’ custodian (the “Custodian”). The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

The Sentinel Funds paid fees to the Custodian for custodian services totaling $616,215 for fiscal year 2011, $585,415 for fiscal year 2012 and $546,315 for fiscal year 2013. Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at 300 Madison Ave., New York, NY 10017, is the Funds’ independent registered public accounting firm. The Fund’s independent registered public accounting firm is responsible for auditing the financial statements of the Company.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Board and in accordance with its advisory agreements, the Adviser supervises the investments of the Fund and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Adviser. In making such purchases and sales, the brokerage commissions are paid by the Fund. The Fund may also buy or sell securities from, or to, dealers acting as principals.

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Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Fund, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Fund to pay such greater commissions, the Adviser has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund and to its other clients.

Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Low Duration Bond Fund did not pay any brokerage commissions in the fiscal year ended November 30, 2013.

PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. In the most recent full fiscal years ended 2013 and 2012, the Fund had portfolio turnover rates of 16% and 27%, respectively.

CAPITALIZATION

Shares of the Company’s common stock are fully paid and non-assessable and have no preemptive rights. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled, at the discretion of the Board, to one vote per dollar of net asset value per share or one vote per share, on matters on which all Funds of the Company vote as a single class. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

Each share of each class of the Fund is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund attributable to such class upon liquidation after satisfaction of outstanding liabilities.

The Fund does not intend to hold annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants.

The by-laws of the Company require that a special meeting of shareholders be held upon the written request of not less than 25% of the outstanding shares entitled to vote at such meeting, if they comply with applicable Maryland law.

The proceeds from the sale of shares of the Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. The Fund or class of shares records all liabilities (including accrued expenses) in respect of the Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Board has adopted an “Amended Rule 18f-3 Plan” for the Company under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

In the case of dissolution or liquidation of the Company, the shareholders of each of the Sentinel Funds are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

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HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES

Shares of the Fund may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares is the sum of the current net asset value per share plus a sales charge, which varies up to 1.0% of the purchase price. The public offering price of Class I and Class S shares is equal to the current net asset value per share. A contingent deferred sales charge (“CDSC”) may apply to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See the Prospectus for more information about how to purchase shares and/or receive a reduced sales charge.

There may be eligibility requirements to purchase a particular share class. See the Prospectus for more information. In addition to the eligibility requirements for Class I shares specified in the Prospectus, the Directors are eligible to defer compensation payable by the Company under a deferred compensation plan and direct such compensation, while deferred, to track the performance of the Class I shares of one or more of the Sentinel Funds.

ISSUANCE OF SHARES AT NET ASSET VALUE

Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Fund at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Fund, the Adviser, and the Advisers’ affiliates.

You may redeem your shares on any business day (as defined below). Class A, Class I and Class S shares generally are redeemed at current net asset value; a CDSC may be payable on redemptions of Class A shares (under certain circumstances) and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.

DETERMINATION OF NET ASSET VALUE

Net asset value for each class of shares of the Fund is calculated once, at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, each day that the NYSE is open. The net asset value per share is computed by dividing the total value of the assets of each class of the Fund, less its liabilities, by the total number of outstanding shares of each class of such Fund.

Security Valuation: Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Fund’s Board of Directors. The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by the Adviser and subject to its review and supervision.

The Fund may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Fund’s custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). SASI shall have an oversight role over the daily accounting process. Portfolio securities for which market

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quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by Sentinel, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by the Adviser for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

TAXES

The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, the Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders.  The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the reduced tax rate for non-corporate shareholders (currently a maximum of 20%, not including the new 3.8% medicare tax described below) and the dividends-received reduction for corporate shareholders.

The Low Duration Bond Fund, similarly to other Fund within the Company, is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs. Losses in the Fund do not offset gains in another Sentinel Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income for federal income tax purposes. Distributions made from an excess of net long-term capital gain over net short-term capital loss (hereinafter referred to as “capital gain dividends”) are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund’s shares. The Fund will furnish its shareholders with a written statement reporting the amounts of any exempt-interest dividends and capital gain dividends, and the portion of any ordinary income dividends eligible for either the dividends received deduction allowed to corporations under the Code or the reduced individual income tax rate applicable to qualified dividend income, as described below.

Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate applicable to non-corporate shareholders. Under these rules, distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations to the extent their stock is readily tradable on an established securities market in the United States) are treated as “qualified dividend income” eligible for taxation at a reduced tax rate (currently a maximum of 20%, not including the new 3.8% medicare tax described below) in the hands of non-corporate shareholders. A certain portion of dividends paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by the Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate shareholder must meet holding period and other requirements with respect to the Fund’s shares. To the extent that the Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders. Additionally, to the extent the Fund’s distributions are

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derived from income on debt securities, or on certain types of preferred stock treated as debt for federal income tax purposes, or consist of short -term capital gain, the Fund’s distributions will not be eligible for the reduced tax rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed or treated as long term capital loss or treated for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset). In the case of a Fund with a non-calendar taxable year, a Fund’s earnings and profits are allocated first to distributions made on or before December 31 of the taxable year, and then to distributions made after December 31 of the taxable year.

Dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Fund. Generally, distributions by the Fund will not be eligible for the dividends received deduction allowed to corporations under the Code (although dividends from a Fund could be eligible to the extent attributable to dividends from domestic corporations). Except to the extent that distributions from the Fund are attributable to dividends from qualifying foreign corporations and domestic corporations, distributions from the Fund will also not be eligible for the reduced tax rate applicable to qualified dividend income in the hands of non-corporate shareholders. The Fund will allocate any dividends eligible for the dividends received deduction and/or the reduced income tax rate applicable to qualified dividend income, any capital gain dividends as well as any exempt-interest dividends (and preference items) among the various classes of shares according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to each class of shares during the taxable year, or such other method as the Internal Revenue Service (“IRS”) may prescribe.

If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared. If the Fund reports more capital gain dividends than it earns in a non-calendar taxable year, then the Fund will reduce the amounts reported as capital gains. Where possible, such reduction will first be allocated to dividends made after December 31 of such taxable year. In the case of taxable years of the Fund beginning after December 22, 2010, the Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. This may have the effect of increasing the amount of dividends otherwise includible in the shareholder’s income with respect to the current taxable year.

The Fund is generally required by law to report to each shareholder and to the IRS cost basis information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a sale or redemption of such shares, the Fund will be required to report the adjusted cost basis, the gross proceeds from the sale or redemption, and whether the related gain or loss is long-term or short-term. The cost basis of the shares sold or redeemed will be based on the default cost basis reporting method selected by the Fund, unless a shareholder, before the sale or redemption, informs the Fund that it has selected a different IRS-accepted method offered by the Fund. This new requirement will not apply, however, for investments through an IRA or other tax-advantaged account. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation, and to obtain more information about how this new cost basis reporting requirement applies to them. For shares of the Fund acquired before January 1, 2012, this new requirement will not apply, but the Fund will continue to report to the IRS the gross proceeds received by a shareholder from the sale or redemption of such shares.

The Fund’s default accounting method for shares acquired after January 1, 2012 is Average Cost. If you prefer not to utilize the Average Cost method, you may elect a different accounting method by utilizing the “My Account” option on our website and submitting your preference online or by completing the Cost Basis Election Form available under the Forms and Literature option at www.sentinelinvestments.com. Completed forms should be sent to:

Sentinel Investments

C/O Boston Financial Data Services

PO Box 55929

Boston MA 02205-5929

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with the Company, or who, to the

27

Company’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or credit against a shareholder’s federal income tax liability provided the required information is timely provided to the IRS.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, for taxable years of the Fund beginning before January 1, 2014, dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Under guidance issued by the IRS, a RIC will generally be allowed to report the maximum amount of its qualified dividend income, interest related dividends and short term capital gain dividends even where the aggregate of the amounts reported exceeds the amounts of the RIC distributions. No assurance can be given as to whether any of the Fund’s distributions will be reported as eligible for this exemption from withholding tax. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No assurances can be provided that the Fund will meet the requirements necessary to make such election. No deductions for foreign taxes may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The Fund, if applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, if applicable, the Fund will allocate foreign taxes and foreign source income among its classes of shares according to a method similar to that described above for the allocation of other types of income.

Certain transactions of the Fund are subject to special tax rules of the Code that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the recognition of certain losses or deductions, and c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules may also require the Fund to mark to market certain types of positions in their portfolios (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor it’s transactions, make appropriate tax elections and make appropriate entries in it’s books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

No gain or loss will be recognized for federal income tax purposes by Class A or Class S shareholders exchanging into Class I shares of the Fund pursuant to the provisions of the then-current Prospectus. A shareholder’s basis in the Class I shares acquired will be the same as such shareholder’s basis in the shares exchanged. Shareholders should consult their tax advisers regarding the state and local tax consequences of the exchange of Class A or Class S shares for Class I shares of the Fund, or any other exchange of shares.

If a shareholder exercises an exchange privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

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A loss realized on a sale or exchange of shares of the Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Code requires the Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis (except for foreign currency gains and losses, which are determined on a November 30th year end), and 98.2% of its capital gain net income, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company anticipates that it will make sufficient timely distributions to avoid the imposition of the excise tax.

Recent legislation imposes a 30% withholding tax on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Other recent legislation imposes a 3.8% medicare tax on the net investment income (which includes taxable dividends and gain recognized on the redemption or exchange of shares) of certain individuals, trusts and estates.

SHAREHOLDER SERVICES

Open Account. An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Fund as described in the Prospectus.

The Fund reserves the right at any time to vary the initial and subsequent investment minimums of any Fund.

Policyowners of National Life who invest policy dividends may open an account in the Fund with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Fund.

The Fund is not required to and does not currently intend to issue stock certificates.

Except for confirmation of purchases, the cost of these shareholder services is borne by the Fund.

Automated Clearing House (“ACH”). The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide SASI with a pre-designated destination. There is no charge for this service.

Distribution Options. Shareholders of the Fund may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other funds of the Company of the same share class at the net asset value of the Fund at the close of business on the valuation date for the dividend, without the payment of any sales charge. Before exercising this option, shareholders should read the portions of the Fund’s Prospectus relating to the Fund’s objectives and policies. The target and original accounts for dividends must be in different funds.

Automatic Investment Plan. See the Prospectus for information. The minimum initial investment and subsequent investment is $50.

Telephone Investment Service. See the Prospectus for information.

Check Writing Service. A special feature of the Class A shares of this Fund is the check writing privilege available through State Street. Any shareholder who would like to draw checks on his non-retirement account should check the box on the application captioned “Check Writing Service” or subsequently, make a written request to the Fund. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Fund’s shares should be taken into account when writing checks. If an ordinary income or capital gain dividend is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend, but the net asset value of the shares will be reduced by the amount of the dividend

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payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

SASI provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $30.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

Exchange Privilege. This privilege permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values.

An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.

Exchanges may be subject to certain limitations and are subject to the Fund’s policies concerning excessive trading practices, which are policies designed to protect the Fund and it’s shareholders from the harmful effect of frequent exchanges. These limitations are described in the Prospectus.

Right of Reinvestment. Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within 90 days after the redemption. Low Duration Bond Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Low Duration Bond Fund. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Fund, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

Right To Reject Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares the Fund and to purchase shares of another Fund, the Fund considers the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.

Application of Excessive Trading Policy to Investors Who Transact Fund Shares Through Intermediaries. As described in the Prospectus, under the Fund’s excessive trading policy the Fund may, in certain circumstances, reject an investor’s purchase or exchange of Fund shares, or impose a redemption fee. In accordance with Rule 22c-2 under the 1940 Act, the Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with the Company, SFSC or SASI, acting on behalf of the Fund. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. The Fund may elect to treat an intermediary that has no shareholder information agreement concerning the Fund as an individual investor with respect to its excessive trading policy. If the Fund makes this election, it will not, with respect to its excessive trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor’s relationship with the intermediary, this may have adverse consequences to the investor — such as the rejection of a transaction in Fund shares or the imposition of a fee — that would not be borne by other investors who deal with the Fund directly or through a different intermediary.

Redemptions in Kind. Shares normally will be redeemed for cash upon receipt of a request in proper form, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is

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obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

DEALER SERVICING FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Your financial intermediary will provide you with specific information about any processing or service fees you will be charged.

GENERAL INFORMATION

Copies of the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of the Company, each as amended and supplemented, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also available at the SEC’s Internet Web site at http://www.sec.gov. All cash and securities of the Fund, except for U.S. government securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust Company - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Fund’s Custodian. State Street is also Dividend Disbursing Agent for the Fund’s shares. SASI is Transfer Agent and Registrar for the Fund’s shares. All correspondence regarding the Fund should be mailed to Sentinel Administrative Services, Inc., P.O. Box 55929, Boston, MA 02205-5929.

The independent registered public accounting firm for the Fund is PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Company.

Counsel for the Fund is Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

FINANCIAL STATEMENTS

The financial statements of the Fund, that are included in the Annual Report, have been incorporated by reference into this Statement of Additional Information.  Financial statements are not yet available for the Class I shares of the Fund because these had not yet commenced operations.

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APPENDIX A: BOND RATINGS

Debt Ratings—U.S. Tax-Exempt Municipals

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category. Refunded issues that are secured by escrowed funds held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (pound sign) symbol, e.g. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor’s Municipal Issue Ratings

Municipal Issue Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either.

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.Nature of and provisions of the obligation; and

3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest.

NR Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

APPENDIX B: Proxy Voting Procedures

Sentinel Asset Management, Inc.
Proxy Voting Philosophy and Procedures
Revised December 2012, Effective March 2013

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts (“the Funds”) managed by Sentinel Asset Management, Inc. (“SAM”), including Sentinel’s sustainable funds (“the Sustainable Funds”). For externally managed accounts, the sub-advisor shall maintain its own proxy voting philosophy and policy, unless otherwise agreed.

Fiduciary Responsibility

Sentinel Asset Management, Inc. has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While SAM will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of Sentinel Asset Management, Inc. clients and the Funds’ shareholders.

Proxy Voting Procedures

Proxies are voted by professional(s) designated by the CEO of SAM. To help make sure that SAM votes Fund proxies in accordance with these procedures, votes other client proxies in accordance with the procedures applicable to such other clients, and in the best interests of the Funds and other clients, SAM has established a Proxy Committee (the “Committee”), which is responsible for overseeing SAM’s proxy voting process. The Committee consists, at its core, of the following persons at SAM (i) the Chief Compliance Officer; (ii) one representative from the sustainable investing research department; and (iii) one representative from the investment management department. The person representing each department on the Committee may change from time to time. The Committee will meet as necessary to help SAM fulfill its duties to vote proxies for clients, but in any event, will meet at least annually to discuss various proxy voting issues. The Committee will designate a chair who will be primarily responsible for coordinating the activities of the Committee. The chair also will be primarily responsible for dealing directly with any third party to whom SAM delegates its administrative duties with respect to voting proxies under these procedures.

One of the main responsibilities of the Committee is to review and approve these procedures on a yearly basis. When reviewing these procedures, the Committee looks to see if these procedures are designed to allow SAM to vote proxies in a manner consistent with the goals of voting in the best interests of the Funds and their shareholders, and maximizing the value of the underlying shares being voted by SAM. The Committee will also review these procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After these procedures are approved by the Committee, SAM will vote proxies on securities held in the Funds generally in accordance with these procedures.

In order to facilitate the actual process of voting proxies, SAM has contractually delegated its administrative duties with respect to analyzing proxies to a third-party proxy agent (“the Agent”). Currently, Institutional Shareholder Services (“ISS”) is the third-party proxy agent. Both the Agent and the Funds’ custodian monitor corporate events for SAM. SAM also gives an authorization and direction letter to the Funds’ custodian who then forwards the proxy statements to the Agent to analyze the proxy statements. On approximately a daily basis SAM will send the Agent an updated list of the security holdings in the Funds so that the Agent can update its database and is aware of which proxies they will need to analyze on behalf of the Funds. If needed, the Committee has access to these records. SAM provides the Agent with these procedures to use to analyze proxy statements on behalf of the Funds, and the Agent provides the vote recommendations to the SAM designee(s) so SAM may vote those proxy statements on behalf of the Funds in accordance with these procedures.

When the procedures state that a proxy issue will be decided on a case-by-case basis, the Agent will indicate “REFER” as the vote recommendation. The Committee chair, who may consult with the appropriate portfolio manager or analyst from the investment management department, will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the Funds and their shareholders and in accordance with the parameters described in these procedures generally and specifically in the Proxy Voting Guidelines (the “guidelines”) below.

If these procedures do not address a particular proxy issue presented with respect to the Fund’s holding, the Agent will similarly indicate “REFER” as the vote recommendation. The Committee chair will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the Funds and their shareholders, and pursuant to the spirit of these procedures. These procedures may be updated to reflect the proxy issue, if appropriate.

After a proxy has been voted, the Agent will create a record of the vote. After the proxies have been voted, each individual proxy vote is recorded in ISS. ISS records: actual vote on each resolution, number of shares voted, whether vote was for or against management’s recommendation, and the date the proxy was voted. ISS maintains these records on behalf of SAM.

There may be times when SAM believes that the best interests of the Funds and their shareholders will be better served if SAM votes a proxy counter to the established proxy voting guidelines. In those cases, the Committee may review the research provided by the Agent on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information they have gathered to make a determination of how to vote on the issue in a manner which the Committee believes is consistent with these procedures and in the best interests of the Funds and their shareholders.

SAM will attempt to process every vote for proxy statements which it or its Agent receives with respect to the Funds. However, there are situations in which SAM may not be able to process a proxy. For example, SAM may not be given enough time to process a vote because SAM or its Agent received a proxy statement in an untimely manner. SAM will make every effort to avoid a situation where it is unable to vote a proxy.

Conflict of Interest Policy

Sentinel Asset Management, Inc. will seek to identify material conflicts of interest which may arise between the Fund and SAM’s business relationships. Such a conflict of interest may arise, for example, where SAM manages assets for a pension plan or other investment account of the company soliciting the proxy, or seeks to serve in such a capacity. A conflict may also arise where the company soliciting the proxy regularly does business with SAM, potentially including securities dealers and investment banks. Where, in the judgment of the Chief Compliance Officer, a material conflict of interest exists, SAM will vote proxies in accordance with the following procedures:

•                  if the proposal to be voted upon is specifically addressed in this philosophy and procedures statement, and does not provide discretion to SAM on how to vote the matter, then the proxy will be voted in accordance with the recommendation of ISS, and SAM will under no circumstances override that recommendation; and

•                  if the proposal is not addressed in this philosophy and procedures statement or this philosophy and procedures statement provides SAM with discretion on how to vote, then SAM will vote in accordance with ISS’s general recommendation on the proposal.

Policy With Respect to Securities Lending

With respect to securities lending transactions, SAM seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. If SAM determines that a vote involves matters that would have a material effect on the Fund’s investment in securities that are out on loan, it will attempt to recall the Fund’s portfolio securities that are on loan in order to be able to vote proxies relating to such securities.

Proxy Voting Guidelines

The following guidelines give a general indication as to how SAM will vote shares held by the Funds. The Proxy Committee has reviewed the guidelines and determined that voting proxies pursuant to the guidelines should be in the best interests of the Funds and their shareholders and should facilitate the goal of maximizing the value of the Funds’ investments. Although SAM will usually vote proxies in accordance with these guidelines, SAM reserves the right to vote certain issues counter to the guidelines if, after a thorough review of the matter, SAM determines that the best interests of the Funds and their shareholders would be served by such a vote. Moreover, the list of guidelines below is not exhaustive and does not include all potential voting issues. To the extent that the guidelines do not cover potential voting issues, SAM will vote shares held by the Funds on such issues in a manner that is consistent with the spirit of the guidelines below and that promotes the best interests of the Funds and their shareholders.

Proxy Voting Guidelines — Sustainable Funds

SAM is committed to the financial interests of the Funds and their shareholders, which includes, with respect to the Sustainable Funds, the responsibility of encouraging socially and environmentally responsible behavior at the companies in which the Sustainable Funds invest. To achieve those goals, SAM votes proxies on behalf of the Sustainable Funds according to the guidelines specific to the Sustainable Funds (noted as such below). In certain cases SAM may deviate from these guidelines as a company’s particular situation demands.

Company Management Recommendations

When determining whether to invest in a particular company for the Funds, one of the factors SAM may consider is the quality and depth of the company’s management. As a result, SAM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, SAM votes are cast in accordance with the recommendations of the company’s management. However, SAM will normally vote shares held in the Funds against management’s position when it runs counter to the guidelines, and SAM will also vote shares held in the Funds against management’s recommendation when such position is not in the best interests of the Funds and their shareholders.

Policy on Board of Directors

SAM believes that meaningful, independent oversight of corporate managers is a vital role of a company’s Board of Directors. To that end, SAM will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence.

•                  SAM will WITHHOLD votes from any non-independent nominee (except the CEO) if less than 50% of directors are independent. Similarly, we withhold votes from any non-independent nominee on the audit, compensation, or nominating committees if any of the directors serving on the committee are not independent. SAM considers the audit, compensation and nominating committees to be key committees.

•                  SAM will WITHHOLD votes from all directors if the board has a classified structure. Classified, or staggered, boards have members who are usually elected every three years with one third of the directors standing for election each year.

•                  SAM will WITHHOLD votes from individual directors if they are retired from active employment and serve on the boards of five (5) or more companies, or if they are actively employed and serve on the boards of four (4) or more companies.

•                  SAM will WITHHOLD votes from individual directors if they attend less than 75% of board and committee meetings without a valid excuse. We believe each director should devote the time necessary to perform his or her duties as a director effectively.

•                  SAM will generally SUPPORT proposals seeking to institute cumulative voting in the election of directors. The idea of cumulative voting is to provide minority shareholders with a greater chance of having a representative on the board of directors.

For the Sustainable Funds, diversity is a key consideration. On behalf of the Sustainable Funds and their shareholders, SAM supports initiatives to increase diversity on boards of directors and among upper management. Diversity at the top sends a clear signal to employees that the issue is of importance to the company — a move that coincides with improved employee morale and reduced turnover. Therefore, with respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals asking the board to include more women and minorities on the board of directors.

•                  SAM will SUPPORT proposals asking management to report on the company’s affirmative action policies, including the release of EEO-1 forms and statistical documentation of diversity at various positions in the company.

•                  SAM will normally WITHHOLD votes from a slate of board nominees if the slate does not include any women or minorities.

SAM votes shares held by the Sustainable Funds in the election of directors according to the following guidelines to encourage accountability, independence and diversity on the board of directors of a company:

•                  SAM will generally SUPPORT proposals to separate the positions of Chairperson and CEO. Similarly, SAM will generally SUPPORT proposals asking the Chair to be an independent director.

•                  SAM will SUPPORT proposals to allow union and employee board representation.

•                  SAM will OPPOSE proposals requiring minimum stock ownership if 1,000 shares or more are required of each director.

•                  SAM will generally SUPPORT proposals requiring that director nominees receive at least 50% of the vote to be elected to the board of directors. Since many corporate board elections are uncontested, a vote of less than 50% shows a significant lack of shareholder confidence in the nominee.

•                  SAM will WITHHOLD votes from all director nominees if the company does not ask for shareholder approval of the company’s auditor.

Policy on Audit Committee

SAM believes that audit committees should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. SAM will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

Auditors

SAM will examine the fees paid to the independent auditor, as disclosed in the company proxy statement, to determine the ratio of non-audit fees to the aggregate fees. The objectivity and independence of the auditor may be compromised when a large percentage of fees are obtained from non-audit services. With respect to proxies on shares held in the Funds,

•                  SAM will OPPOSE the approval or ratification of the auditor if 25% or more of the aggregate fees are for non-audit services.

Shareholder Issues

With respect to proxies on shares held in the Funds,

•                  SAM will SUPPORT shareholders’ rights to call a special meeting, act by written consent and maintain the right to have in-person annual meetings.

•                  SAM will SUPPORT proposals to eliminate super-majority vote requirements to approve mergers, and OPPOSE proposals to establish super-majority vote requirements for mergers. SAM will support proposals to eliminate super-majority vote requirements (lock-in) to change bylaw or charter provisions. Conversely, SAM will OPPOSE proposals to establish those super- majority requirements.

Policy on Proxy Contest Defenses/Anti-takeover Measures

SAM generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. SAM generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, SAM conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that SAM generally opposes:

•                  Classification of the Board of Directors

•                  Shareholder rights plans (poison pills)

•                  Supermajority rules to approve mergers or amend charter or bylaws

•                  Authority to place stock with disproportionate voting rights

•                  Golden Parachutes

Shareholder resolutions that SAM has generally supported:

•                  Rescind or prohibit any of the above-anti-takeover measures

•                  Annual voting of directors; repeal classified boards

•                  Anti-greenmail provisions

•                  Adoption of confidential voting

•                  Adoption of cumulative voting

•                  Redeem shareholder rights plans

•                  Proposals that require shareholder approval of rights plans (poison pills)

Ownership and Corporate Defenses

On occasion, shareholders are asked to increase or decrease the number of shares authorized for issuance. SAM is mindful of the effects of these actions, and the rationale of the management for instituting the changes. The authorization of more shares presents management with potential takeover defenses, such as issuing stock to parties friendly to management. Therefore, with respect to proxies on shares held in the Funds,

•                  SAM will consider proposals to approve common stock, preferred stock or stock warrant issues on a case-by-case basis.

•                  SAM will generally SUPPORT proposals to increase common shares for a stock split.

•                  SAM will OPPOSE management proposals to authorize or increase blank check preferred stock when the board asks for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval.

•                  SAM will consider proposals to eliminate preemptive rights on a case-by-case basis.

Corporate Restructuring

SAM looks at all mergers and other corporate actions on a case-by-case basis. With respect to proxies on shares held in the Sustainable Funds, SAM will evaluate mergers by looking at the financial impact on the Sustainable Funds and at the social implications to stakeholders.

Policy on Executive and Director Compensation

SAM believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. SAM will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. SAM will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, SAM will generally vote against plans which do not meet several criteria. SAM standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. SAM believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. SAM will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. SAM may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Social and Environmental Issues (excluding Sustainable Funds)

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

•                  allow shareholder control of corporate charitable contributions

•                  exit the nuclear power business;

•                  adopt the MacBride Principles (fair employment / human rights);

•                  adopt the CERES Principles (Coalition for Environmentally Responsible Economies);

•                  stop doing business with the US Department of Defense;

•                  stop using animals for product testing; and/or

•                  move its annual meeting to a town with better public transportation.

While SAM’s directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is SAM’s corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

Social and Environmental Issues — Sustainable Funds

Equality Principles

When voting proxies on shares held in the Sustainable Funds, SAM will SUPPORT proposals that ask management to adopt a sexual orientation non-discrimination policy. When so voting, SAM will also support initiatives to provide spousal benefits to domestic partners regardless of sexual orientation, and to promote diversity and tolerance through company sponsored programs.

Animal Testing

SAM seeks not to invest, on behalf of the Sustainable Funds, in companies that conduct animal testing when not required by law. However, companies in which the Sustainable Funds invest may have conducted animal testing in the past or are required to by law. With respect to proxies on shares held in the Sustainable Funds,

• SAM will SUPPORT proposals asking companies to phase out or stop animal testing when not required by law.

• SAM will SUPPORT proposals asking management to develop animal welfare standards and report on those initiatives to shareholders.

Environment

CERES & Global Reporting Initiative (GRI)

The Coalition for Environmentally Responsible Economies (CERES) was formed in 1999 in response to the Exxon Valdez tanker spill in Alaska. The Coalition created a set of principles designed to serve as a guide for environmental stewardship. By endorsing the principles, a company commits itself to:

•                  work towards a sustainable business model that conserves energy and natural resources and promotes environmental restoration;

•                  clearly define goals and measures of progress; and

•                  report to the public the progress towards those goals in a CERES Report format.

The Global Reporting Initiative (GRI) is a multi-stakeholder process and independent institution whose mission is to develop and disseminate globally applicable Sustainability Reporting Guidelines. These guidelines are for voluntary use by organizations for reporting on the economic, environmental, and social dimensions of their activities, products, and services. Investors, companies and stakeholders use this information to measure performance, benchmark against peers and evaluate risks. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals asking management to endorse the CERES Principles.

•                  SAM will SUPPORT proposals asking management to issue a sustainability reporting using the Global Reporting Initiative (GRI) guidelines.

Emissions of Pollutants

With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals that ask management to control, reduce or minimize emissions of pollutants into the air, water and soil.

•                  SAM will SUPPORT proposals that ask management to review alternative energy resources, such as solar or wind power.

Safer Chemicals and Substitution Policies

Companies face increased risks of market exclusion, damage to their reputations, interrupted supply chains and costly litigation due to rising public awareness and concern about the safety of toxic chemicals in consumer products. Companies have responded to the concerns of governments, shareholders and consumers in recent years by halting the sale and production of products containing mercury, polyvinylchloride (PVC) and other toxic chemicals. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals that ask companies to phase out specific toxic chemicals where safe alternatives are available, report on their progress in doing so or on the feasibility of doing so.

•                  SAM will SUPPORT proposals that ask companies to reformulate products globally to meet the most stringent national or regional standards for toxic chemicals applicable to those products.

Hazards at Facilities

Companies have a responsibility to inform members in the community about potential environmental health or safety risks posed by substances used at company facilities. Shareholders have asked companies to provide this information in a report to the community. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals that ask companies to report on hazards posed by manufacturing facilities.

Take Action on Climate Change

Over the past one hundred years, the atmospheric concentration of carbon dioxide increased from 280 parts per million to 365 parts per million. Scientists expect that number to increase to 560 parts per million in the next 50 years, with the effect of bigger more severe storms, more frequent droughts and increased smog and other natural disasters. Signatories of the Kyoto Protocol in 1997 agreed to reduce carbon dioxide to 7% below 1990 levels. Since 1997, many companies have been asked to report or take action on climate change as proposed in the Kyoto agreement. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals that ask management to report or take action on climate change.

Genetically Engineered Products

There is growing concern that genetically engineered products may pose serious health risks to humans, animals and the environment. Many investors are concerned that adverse effects on people or the environment by these genetically engineered products may produce significant liabilities for a company. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals asking management to label, or restrict or phase out sales of genetically engineered products.

•                  SAM will SUPPORT initiatives asking companies to report on the financial risks of production and consumption of genetically engineered products, or the risks of halting or restricting their production.

Human Rights

In efforts to reduce product costs, many companies make or import their products from factories in low-wage, developing countries that either do not have rigorous comprehensive labor or environmental codes or do not enforce them. As a result, numerous reports have surfaced about deplorable working conditions, also known as “sweatshops.” Many organizations have asked companies to adopt codes of conduct to address this issue, and hire independent monitoring groups to ensure the implementation of those codes at both company and sub-contractor factories. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals that ask management to report on global company or contractor labor standards.

•                  SAM will SUPPORT proposals asking management to adopt codes of conduct based on International Labor Organization (ILO) core labor conventions or other labor standards.

•                  SAM will SUPPORT proposals that ask management to use independent third party monitoring to ensure compliance with International Labor Organization (ILO) standards.

Tobacco

SAM does not invest, on behalf of the Sustainable Funds, in companies that are involved in the material production of tobacco, but this does not include media companies that may accept advertising revenue from tobacco companies. The promotion of tobacco products, particularly when it is targeted at children, may be counter to the best interests of the Funds and their shareholders. Additionally, second-hand smoke can pose health risks in the work environment. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals to sever the company’s links to the tobacco industry.

•                  SAM will SUPPORT proposals asking companies to report on or adopt ethical criteria for accepting tobacco advertising.

•                  SAM will SUPPORT proposals asking companies to adopt no-smoking policies for facilities or places of business.

Non-Partisanship and Political Contributions

In recent years, companies have faced scrutiny and criticism for political contributions to major political parties and candidates. There is a perception that companies consistently making large contributions are buying influence and unduly affecting the democratic process. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals asking companies to affirm political non-partisanship.

•                  SAM will SUPPORT proposals that ask companies to increase disclosure of political or political action committee contributions.

•                  SAM will SUPPORT proposals asking companies to disclose their policies and history of soft dollar contributions. However, SAM will oppose such proposals if the company contributed $20,000 or less during the most recent federal election cycle.